                                                                   EXHIBIT 10.36



                                LETTER OF CREDIT
                                ----------------
                                    AGREEMENT
                                    ---------



                                     Between



                       RADIATION STERILIZERS, INCORPORATED


                                       and


                             WELLS FARGO BANK, N.A.



                            Dated as of March 1, 1985

                                TABLE OF CONTENTS


                                                          Page
                                                          ----
1.    Definitions and Accounting Terms                       1

      1.1   Defined Terms                                    1
      1.2   Use of Defined Terms                             5
      1.3   Accounting Terms                                 5
      1.4   Exhibits                                         5

2.    Bonds                                                  5

3.    Letter of Credit                                       5

4.    Loan Documents                                         6

      4.1   Guaranty                                         6
      4.2   Security Documents                               6
      4.3   Pledge Agreement                                 6
      4.4   Other Documents and Actions                      7
      4.5   Additional Security                              7

5.    Conditions to Issuance and Disbursements               7

      5.1   Conditions to Issuance                           7
      5.2   Conditions to Disbursements                      9

6.    Reimbursement and Other Payments; Extension           10

      6.1   Reimbursement                                   10
      6.2   Fees                                            11
      6.3   Increased Costs Due to Change in Law            11
      6.4   Obligations Absolute                            12
      6.5   Extension of Letter of Credit                   13

7.    Representations and Warranties by Company             13

      7.1   Formation of Company                            13
      7.2   Execution, Delivery and Performance of
              Loan Documents and Bond Documents             13
      7.3   Financial Statements                            15
      7.4   No Material Adverse Change                      15
      7.5   Tax Liability                                   15
      7.6   Compliance with Laws                            15
      7.7   Litigation                                      16

                                                          Page
                                                          ----

      7.8   Official Statement                              16
      7.9   Conditions to Disbursement                      16

8.    Representations and Warranties by Bank                16

      8.1   Formation of Bank                               16
      8.2   Authorization                                   16
      8.3   No Conflict                                     17
      8.4   Actions and Proceedings                         17

9.    Affirmative Covenants                                 17

      9.1   Governmental Approvals                          17
      9.2   Continued Existence                             17
      9.3   Books and Records                               17
      9.4   Annual Operating Statements                     18
      9.5   Notice of Certain Events                        18
      9.6   Opinions                                        19
      9.7   Defaults of Others                              19
      9.8   Tax Appeals                                     19
      9.9   Surplus Construction Funds,                     19
      9.10  Notice Re Disbursement Conditions               19

10.   Negative Covenants                                    19

      10.1  Transfers of Project or Obligations             19
      10.2  Liens on Project                                20
      10.3  Liens on Personal Property                      20

11.   Events of Default and Remedies Upon Default           20

      11.1  Events of Default                               20
      11.2  Remedies Upon Default                           22
      11.3  Cumulative Remedies; No Waiver                  23

                                                          Page
                                                          ----
12.   Miscellaneous                                         24

      12.1  Actions                                         24
      12.2  Nonliability of Bank                            24
      12.3  No Representations by Bank                      25
      12.4  No Third Parties Benefited                      26
      12.5  Indemnity by Company                            26
      12.6  Commissions                                     27
      12.7  Binding Effect                                  27
      12.8  Execution in Counterparts                       27
      12.9  Prior Agreements; Amendments; Consents          27
      12.10 Survival of Representations and
               Warranties                                   28
      12.11 Notices                                         28
      12.12 Further Assurances                              29
      12.13 Governing Law                                   29
      12.14 Severability of Provisions                      29
      12.15 Inconsistency With Security Documents           29
      12.16 Headings                                        30
      12.17 Time of the Essence                             30
      12.18 No FDIC Insurance                               30

13.   Interest and Payment Terms                            30

      13.1  Manner of Payment                               30
      13.2  Interest                                        30
      13.3  Waivers                                         31

EXHIBITS
--------

"A"   Letter of Credit                                      33

"B"   Conditions to Disbursement,,                          34

"C"   Legal Descriptions of the Properties                  35

"D"   Permitted Title Exceptions                            36

"E"   Project Description                                   37

"F"   Permitted Project Liens                               38

                           LETTER OF CREDIT AGREEMENT


            This Letter of Credit Agreement is entered into as of March 1, 1985, by and between RADIATION STERILIZERS, INCORPORATED, a California corporation ("Company"), and WELLS FARGO BANK, N.A., a national banking association ("Bank").

      1.    Definitions And Accounting Terms.

            1.1 Defined Terms. As used in this Letter of Credit Agreement, the following terms shall have the meanings set forth respectively after each:

                  (a) "Agreement" means this Letter of Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  (b) "ALTA Policies" means the policies of title insurance covering the Properties required pursuant to Section 5.1.3 of this Agreement.

                  (c) "Bond Documents" means all of the instruments, documents and agreements which may be executed from time to time by Issuer, Trustee, the Original Purchaser and/or Company in connection with the Bonds, including without limitation the following, each of which were executed as of even date herewith unless otherwise indicated and in each case either as originally executed or as the same may from time to time be supplemented, modified or amended:

                        (1) Loan Agreement between Issuer and Company (the "Loan
            Agreement");

                        (2) Trust Indenture between Issuer and Trustee (the
            "Trust Indenture");

                        (3) Bond Purchase Agreement between Company, Issuer and
            the Original Purchaser (the "Bond Purchase Agreement").

                  (d) "Bond Proceeds" means the proceeds of the Bonds, including without limitation any insurance or condemnation proceeds or other assets held by the Trustee in special funds established pursuant to the Bond Documents or otherwise.


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
                  (e) "Bond Resolution" means the resolution adopted by the Issuer authorizing the issuance of the Bonds.

                  (f) "Bonds" means the Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985, to be issued pursuant to the Trust Indenture.

                  (g) "Business Day" means any day of the year, other than a Saturday or a Sunday, (a) on which banks located (i) in the cities in which the principal corporate trust office of the Trustee and the principal office of the Bank are located, and (ii) in New York, New York, are not required or authorized by law to remain closed, and (b) on which the New York Stock Exchange, Inc. is not closed.

                  (h) "Code" means the Internal Revenue Code of 1954, as amended, and references to the Code and Sections of the Code shall include relevant regulations and proposed regulations thereunder and any successor provisions to such Sections, regulations or proposed regulations.

                  (i) "Company Bonds" means Bonds (a) purchased by Trustee or the Remarketing Agent (as defined in the Trust Indenture) with moneys furnished by Company pursuant to Section 4.11 of the Loan Agreement and
      (b) delivered to Bank or its nominee pursuant to Section 401(j) or 401(k) of the Trust Indenture as a result of the occurrence of an Event of Default.

                  (j) "Conditions to Disbursement" means the conditions set forth in Exhibit "B" hereto, either as now existing or as it may from time to time be supplemented, modified or amended.

                  (k) "Deeds of Trust" means the deeds of trust covering the Properties required pursuant to Section 4.2(a) of this Agreement, either as originally executed or as any of them may from time to time be supplemented, modified or amended.

                  (l) "Designated Representative" means either the "Authorized Company Representative" under the Loan Agreement or, if Bank so requests, a different Person, authorized by Company, with the approval of Bank, to deliver certificates, requests for disbursements and other documents and material to Bank pursuant to this Agreement.

                  (m) "Disbursement" means each of the disbursements by Trustee of Bond Proceeds pursuant to this Agreement and the Bond Documents.

                  (n) "Documents" means, collectively, the Bond Documents and the Loan Documents.

                  (o) "Drawing Bonds" means Bonds delivered or deemed delivered to Bank or its nominee pursuant to the Trust Indenture as the result of a "C Drawing," or a "C Drawing" and a "D Drawing," under the Letter of Credit.

                  (p) "Event of Default" means each of those events so designated in Article 11 of this Agreement.

                  (q) "Financing Statements" means the UCC-1 financing statements required pursuant to Section 4.2(c) of this Agreement, either as originally executed or as they may from time to time be supplemented, modified or amended.

                  (r) "Fiscal Year" means Company's fiscal year, ending on March 31 of each calendar year.

                  (s) "Guarantor" means Charles King & Associates, a California limited partnership.

                  (t) "Guaranty" means the guaranty required pursuant to Section
      4.1 of this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  (u) "Issuer" means the Development Authority of DeKalb County.

                  (v) "Letter of Credit" means the letter of credit to be issued by Bank pursuant to this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  (w) "Loan Documents" means, collectively, this Agreement and the Security Documents, in each case either as originally executed or as the same may from time to time be supplemented, modified or amended.

                  (x) "Original Purchaser" means Prudential-Bache Securities Inc., a Delaware corporation.

                  (y) "Person" means any person or entity, whether an individual, trustee, corporation, partnership, trust, unincorporated organization or otherwise.

                  (z) "Personal Property" means all of Guarantor's right, title, interest in and to all furniture, furnishings, fixtures, machinery, equipment, inventory and personal property of every kind and nature, whether tangible or intangible, now or hereafter located at, upon or about any of the Properties, or used or to be used in connection with or relating to or arising with respect to any Property.

                  (aa) "Pledge Agreement" means the pledge and security agreement required pursuant to Section 4.3 of this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  (bb) "Project" means the construction and operation of the industrial facility described in Exhibit "E" hereto for the sterilization of packaged products using ionizing radiation, as provided in the Loan Agreement.

                  (cc) "Project Costs" means all costs of any nature whatsoever incurred by or on behalf of Company in connection with the Project.

                  (dd) "Properties" means, collectively, the parcels of real property described in Exhibit "C" attached hereto.

                  (ee) "Remarketing Agent" means the Remarketing Agent appointed in accordance with Section 403 of the Trust Indenture.

                  (ff) "Security Agreement" means the security agreement covering the Personal Property required pursuant to Section 4.2(b) of this Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  (gg) "Security Documents" means, collectively, the Deeds of Trust, the Security Agreement, the Financing Statements, the Guaranty, the Pledge Agreement, and any other mortgage, deed of trust, security agreement, financing statement, assignment or guaranty now, heretofore or hereafter executed to secure the obligations of Company to Bank under this Agreement, the obligations of Guarantor to Bank under the Guaranty or the obligations of Company to Trustee under the Loan Agreement and other Documents, in each case either as originally executed or as the same may from time to time be supplemented, modified or amended.

                  (hh) "Trustee" means Bank One Trust Company, N.A., a national banking association, or its successors as trustee under the Trust Indenture.

            1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any number of the members of the relevant class.

            1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

            1.4 Exhibits. All Exhibits to this Agreement, either as now existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

      2. Bonds. Company contemplates entry into the Bond Documents in order to cause the issuance of the Bonds, so that the Bond Proceeds may be used to finance the Project.

      3. Letter of Credit. In order to enhance the marketability of the Bonds, Company has requested Bank to issue an irrevocable letter of credit in the form attached hereto as Exhibit "A" (such letter of credit and any successor or substitute letter of credit issued pursuant to this Agreement being herein individually and collectively referred to as the "Letter of Credit") in an aggregate amount not exceeding $5,408,220.00, of which an amount not exceeding $5,250,000.00 shall be available to pay the principal amount or purchase price of the Bonds, and an amount not exceeding $158,220.00 shall be available to pay for interest accrued on the Bonds, all as more particularly provided in the Letter of Credit. Bank is willing to issue the Letter of Credit on the terms and conditions contained in this Agreement and the other Loan Documents.

      4. Loan Documents.

            4.1 Guaranty. In consideration of Bank's entry into this Agreement and the other Loan Documents, and in order to guarantee the prompt payment when due of all sums of principal and interest advanced by Bank pursuant to the Letter of Credit as well as the prompt payment when due of any other sums owing pursuant to this Agreement or any of the other Loan Documents, Company shall, at its sole expense, deliver or cause to be delivered to Bank a guaranty (the "Guaranty") executed by Guarantor, in such form and content as Bank shall in its sole discretion require.

            4.2 Security Documents. In consideration of Bank's entry into this Agreement and the other Loan Documents, and as security for (1) each and every obligation of Guarantor under the Guaranty, and (2) each and every obligation of Company to Trustee under the Loan Agreement and the other Documents, Company shall, at its sole expense, deliver or cause to be delivered by Guarantor to Bank, and record or cause to be recorded, if appropriate, the following documents, each of which shall be in such form and content, and executed by such persons and/or entities, as Bank shall in its sole discretion require, and all of which, along with the Guaranty and the Pledge Agreement, are collectively referred to in this Agreement as the "Security Documents":

                  (a) A deed of trust covering each of the Properties (collectively, the "Deeds of Trust").

                  (b) A security agreement granting to Bank and Trustee a security interest in the Personal Property (the "Security Agreement").

                  (c) Two financing statements covering the Personal Property, the Drawing Bonds and the Company Bonds (the "Financing Statements").

            4.3 Pledge Agreement. In consideration of Bank's entry into this Agreement and the other Loan Documents, and as security for the prompt payment when due of all sums of principal and interest advanced by Bank pursuant to the Letter of Credit as well as for payment of any other sums owing pursuant to this Agreement or any of the other Loan Documents, Company shall, at its sole expense, deliver or cause to be delivered to Bank a pledge and security agree-ment (the "Pledge Agreement") executed by Company, in such form and content as Bank shall in its sole discretion require, assigning to Bank Company's right, title and interest to the Drawing Bonds and the Company Bonds.

            4.4 Other Documents and Actions. Company agrees to execute, acknowledge and/or deliver or cause to be executed, acknowledged and/or delivered to Bank such other instruments, agreements and other documents (including without limitation such amendments to the Security Documents as may be required by Bank in order to reflect amendments or supplements to this Agreement), and to take such actions, upon request by Bank, as Bank may reasonably request in order to carry out the purposes of this Agreement and the other Loan Documents and the transactions contemplated thereby and to protect and/or further the validity, priority and/or enforceability of the Security Documents or subject to the Security Documents any property, together with any renewals, additions, substitutions, replacements or betterments thereto, intended by the terms of this Agreement or the other Loan Documents to be covered by the Security Documents.

            4.5 Additional Security. Bank shall not acquire any security for the obligations of Company, Guarantor or Charles W. King, Jr. under this Agreement or the other Loan Documents, other than the Pledge Agreement and the Guaranty, unless Company shall have afforded to Trustee, for the benefit of the holders of the Bonds, prior to or simultaneously with the taking by Bank of such security, rights which shall, at the option of Bank, be either senior to the rights of Bank or of equal priority with the rights of Bank in connection with such security.

      5. Conditions to Issuance and Disbursements.

            5.1 Conditions to Issuance. The obligation of Bank to issue the Letter of Credit is subject to the following conditions precedent:

                  5.1.1 Bank shall have received all of the following, each of which shall be in form and substance satisfactory to Bank:

                  (a) the original Guaranty;

                  (b) the original Deeds of Trust;

                  (c) the original Security Agreement;

                  (d) the original Financing Statements;

                  (e) the original Pledge Agreement;

                  (f) copies of the articles and by-laws of Company and any and all supplements and amendments thereto, all certified to be true and correct by the Secretary of Company;

                  (g) an original of each of the opinions, certificates, letters and other documents specified in, Section 5(b) of the Bond Purchase Agreement, in each case addressed to Bank;

                  (h) a written opinion of Company's counsel, in form and substance satisfactory to Bank, covering such matters relating to Company and the Loan Documents as may be required by Bank;

                  (i) a copy of the partnership agreement of Guarantor, a copy of the certificate of limited partnership of Guarantor as recorded in San Mateo County, California, a copy of the Form LP-1 filed for Borrower with the California Secretary of State, and copies of any and all amendments to such documents, all certified as true, complete and correct by Charles W. King, Jr.;

                  (j) a written opinion of Guarantor's counsel, in form and substance satisfactory to Bank, covering such matters relating to Guarantor and the Loan Documents as may be required by Bank;

                  (k) the certificate required pursuant to Section 7.2.1, below;

                  (l) a copy of the Bond Resolution, certified by the Secretary or an Assistant Secretary of Issuer (which certificate shall state that the Bond Resolution is in full force and effect on the date of initial authentication and delivery of the Bonds to the Original Purchaser);

                  (m) an executed copy (or a duplicate thereof) of the Trust Indenture and the Loan Agreement;

                  (n) the financial statements of Company and Guarantor required to be furnished hereunder and under the Guaranty, and the insurance policies required to be furnished by the Guarantor under the Guaranty; and

                  (o) such other instruments, certificates, opinions, consents and other documents as Bank may reasonably require.

                  5.1.2 The Deeds of Trust shall have been duly recorded.

                  5.1.3 Company shall, at its sole expense, have delivered or caused to be delivered to Bank original ALTA form extended coverage lender's policies of title insurance, or evidence of commitments therefor satisfactory to Bank, in form and substance and issued by an insurer or insurers satisfactory to Bank, together with such indorsements (including without limitation CLTA Form 100 and 116 endorsements) and binders thereto as may from time to time be required by Bank, naming Bank and Trustee, as their interests appear, as insured, in an aggregate policy amount of not less than $5,410,000.00, insuring the Deeds of Trust to be valid liens upon the Properties, subordinate to no prior mortgages, deeds of trust or like encumbrances other than the matters listed in Exhibit "D" attached hereto (the "Permitted Encumbrances"), and showing the Properties to be owned by Guarantor in fee simple.

                  5.1.4 The Financing Statements shall have been filed with the California Secretary of State, and Bank shall have received a certificate of the California Secretary of State, in form and substance satisfactory to Bank, showing the Financing Statements to be subject to no prior filings other than filings perfecting rights of other lenders with respect to security interests ("Permitted Liens") granted by Company in conjunction with any Permitted Encumbrance.

                  5.1.5 The Bonds shall have been simultaneously duly executed and delivered, all of the Bonds shall have been sold, and the full authorized face amount of the Bonds (less such fees to the Original Purchaser as are paid therefrom at the time of sale, as provided in the Bond Documents) shall have been received by Trustee, as required pursuant to the Bond Documents.

            5.2 Conditions to Disbursements. The conditions described in "Exhibit B" attached hereto shall be conditions precedent to each Disbursement. Following the initial purchase of the Bonds by the Original Purchaser, Bank shall provide Trustee with a standing written approval of all Disbursements thereafter requested by the Authorized Company Representative (as defined in the Loan Agreement); provided, however, that such standing approval shall automatically be revoked as of the date on which any Event of Default (or event which, with the giving of notice or the passage of time or both, would constitute an Event of Default) occurs or on which any Condition to Disbursement fails to be fulfilled. Following any such revocation, Bank's approval shall be required at the time of each Disbursement unless and until Bank, in its sole discretion, chooses to provide Trustee with another revocable standing approval.

      6. Reimbursement and Other Payments; Extension.

            6.1 Reimbursement. Company hereby agrees to pay to Bank at the times indicated, in cash or by such other means as may be satisfactory to Bank in its sole discretion, the following:

                  (a) on the date of any disbursement of funds by Bank under the Letter of Credit, the entire amount of any and all funds disbursed by Bank under the Letter of Credit;

                  (b) upon demand, all reasonable amounts expended, advanced or incurred by Bank (i) in connection with the negotiation, preparation, execution, delivery, issuance, administration and performance of the Letter of Credit, this Agreement or any other Loan Document, or any matter related thereto; (ii) to satisfy any obligation of Company or Guarantor under this Agreement or any of the Loan Documents; and (iii) to collect the Notes and to enforce the rights of the Bank under this Agreement or any other Loan Document (including without limitation any costs incurred by Bank in connection with any insolvency or bankruptcy proceeding affecting Company or Guarantor or any other Person involved in the Project), which amounts will include all court costs, appraisal fees, reasonable attorneys' fees, fees of auditors and accountants and investigation expenses reasonably incurred by Bank in connection with any such matters;

                  (c) upon demand, all other amounts owing to Bank by Company under this Agreement or any of the other Loan Documents.

All sums owing pursuant to this Agreement and the other Loan Documents shall be payable with interest as provided in Article 13.

            6.2 Fees. Company hereby agrees to pay to Bank, in cash or by such other means as may be satisfactory to Bank in its sole discretion (i) on or before the date on which the Bonds are sold to the Original Purchaser pursuant to the Bond Purchase Agreement, as a loan administration fee for the first year of the term of the Letter of Credit, in advance, an amount equal to one percent (1%) of the undrawn amount initially available to be drawn under the Letter of Credit; and (ii) for each subsequent year that the Letter of Credit remains in effect until the expiration of its three (3) year term, Company will pay to Bank, in advance, on or before the anniversary of issuance of the Letter of Credit, a loan administration fee in an amount equal to one percent (1%) of the undrawn amount available to be drawn under the Letter of Credit as of the last day of the preceding year of the term of the Letter of Credit (which amount will take into account principal reductions of the Bonds). In no event shall Bank have any obligation to make reimbursement or to otherwise account to Company in respect of fees paid by Company as a result of any reduction in the undrawn amount under the Letter of Credit.

            6.3 Increased Costs Due to Change in Law. If any change in any law or regulation or in the interpretation thereof by any court or administrative agency shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by Bank, or (ii) impose on Bank any other condition regarding this Agreement or the Letter of Credit (other than changes in the rates of income taxation generally applicable to Bank), and the result of any such event shall be to increase the cost to Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be determined by Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), and such requirement or cost shall remain in effect for more than one hundred eighty (180) days after notice thereof from Bank to Company, then (a) Bank shall so notify Company, and (b) upon receipt of such notice from Bank, Company shall promptly pay to Bank, from time to time as specified by Bank, additional amounts which shall be sufficient to compensate Bank for such increased costs as accrue after the expiration of such one hundred eighty (180) day period, together with interest on each such amount from the date of such notice until payment in full thereof at the rate set forth in
Article 13. A certificate
as to such increased cost incurred by Bank as a result of any such event, submitted by Bank to Company, shall be conclusive as to the amount thereof.

            6.4 Obligations Absolute. The obligations of Company under the Loan Documents shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (a) any lack of validity or enforceability of the Letter of Credit, or any of the Loan Documents or the Bond Documents or any other agreement or instrument related thereto;

                  (b) any amendment or waiver of or any consent to departure from the terms of the Letter of Credit or any of the Loan Documents or the Bond Documents or any other agreement or instrument related thereto;

                  (c) the existence of any claim, set-off, defense or other right which the Company, Guarantor or Issuer may have at any time against Trustee, any beneficiary or any transferee of the Letter of Credit (or any Person for whom Trustee, any such beneficiary or any such transferee may be acting), Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, any of the other Loan Documents, the Bonds or any other agreement or instrument related thereto, or in connection with the Project or any unrelated transaction;

                  (d) any statement, draft or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (e) the surrender or impairment of any security for the performance or observance of the terms of this Agreement, any of the other Loan Documents or any other agreement related thereto; or

                  (f) any-other circumstance, happening or omission whatsoever, whether or not similar to any of the foregoing.

            6.5 Extension of Letter of Credit. The term of the Letter of Credit may be extended if, following Company's request, Bank and Company reach agreement on the terms of such extension. Bank shall not be obligated to enter into any such extension or to otherwise extend, modify or supplement the Letter of Credit or any of the other Loan Documents.

      7. Representations and Warranties by Company. As a material inducement to Bank's entry into this Agreement and the transactions contemplated hereby, Company represents and warrants to Bank that:

            7.1 Formation of Company. Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (b) has all requisite power and authority to conduct its business and to own and lease its properties, and (c) is duly qualified to do business in, and is in good standing in, every jurisdiction in which the nature of business conducted by it makes such qualification necessary or where failure to so qualify would have a material adverse effect on its business or financial condition or its performance of its obligations under the Loan Documents or the Bond Documents.

            7.2 Execution, Delivery and Performance of Loan Documents and Bond Documents.

                  7.2.1 Company and Guarantor have all requisite power and authority to execute and deliver, and to perform all of their obligations under, the Loan Documents and the Bond Documents, and shall execute and deliver to Bank, prior to the issuance of the Letter of Credit and as a condition thereto, a certificate evidencing the due authorization and consent of the board of directors of Company and the partners in Guarantor to the execution of the Loan Documents and Bond Documents and the entry by Company and Guarantor into the transaction contemplated thereby.

                  7.2.2 The execution and delivery by Company and Guarantor of, and the performance by Company and Guarantor of all of their obligations under, each Loan Document and Bond Document have been duly authorized by all necessary action and do not and will not:

                  (a) require any consent or approval not heretofore obtained of any Person having any interest in Company or Guarantor;

                  (b) violate any provision of, or require any consent under the articles or by-laws of Company or the partnership agreement or certificate of partnership of Guarantor;

                  (c) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature (other than as contemplated under the Loan Documents and the Bond Documents) upon or with respect to any property now owned or leased or hereafter acquired by Company or Guarantor;

                  (d) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Company or Guarantor; or

                  (e) result in a breach of or constitute a default under, or cause or permit the acceleration of any material obligation owed under, any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Company or Guarantor is a party or by which Company or Guarantor or any of their property is bound or affected.

                  7.2.3 At the time of execution of this Agreement, neither Company nor Guarantor is in default in any respect that is materially adverse to the interests of the holders of the Loan Documents or the Bond Documents or that would have any material adverse effect on the financial condition of Company or Guarantor or the conduct of their business under any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in Section 7.2.2(d) or Section 7.2.2(e), above.

                  7.2.4 No authorization, consent, approval, order, license, exemption from, or filing or registration or qualification with, any court or governmental department, public body, authority, commission, board, bureau, agency, or instrumentality, is or will be required to authorize, or is otherwise required (except for such authorizations, consents, approvals, orders, licenses, exemptions or filings as may be required under the state securities or "Blue Sky" laws in connection with the sale of the Bonds by the Original Purchaser under the Bond Purchase Agreement, which shall be obtained to the extent necessary by the Original Purchaser) in connection with the following:

                  (a) the execution and delivery by Company and Guarantor of, and the performance by Company and Guarantor of all of their respective obligations under, the Loan Documents and the Bond Documents, or

                  (b) the creation of the liens, security interests, or other charges or encumbrances described in the Loan Documents and the Bond Documents.

                  7.2.5 Each of the Loan Documents and the Bond Documents, when executed and delivered, will constitute the legal, valid, and binding obligations of Company and Guarantor (to the extent each is a party thereto or obligated thereunder), enforceable against Company and Guarantor in accordance with its terms.

            7.3 Financial Statements. Company and Guarantor have each furnished to Bank their respective financial statements, and such statements and any other financial statements or reports submitted by Company or Guarantor to Bank or to the Original Purchaser accurately reflect the financial position of Company and Guarantor as of the date thereof.

            7.4 No Material Adverse Change. There has been no material adverse change in the condition, financial or otherwise, of Company or Guarantor since the dates of the financial statements described in Section 7.3 above.

            7.5 Tax Liability. Company and Guarantor have each filed all tax returns (federal, state and local) required to be filed and has paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any; provided, however, that Company and Guarantor shall not be required to pay and discharge any such tax so long as the legality thereof shall be promptly and actively contested in good faith and by appropriate proceedings. Company and Guarantor have each established and are maintaining adequate reserves for tax liabilities, if any (including any tax liabilities contested pursuant to this Section 7.5).

            7.6 Compliance with Laws. Company and Guarantor are and shall remain in compliance in all material respects with all laws, regulations and requirements applicable to their respective businesses and have each obtained all authorizations, consents, approvals, orders, licenses, exemptions from, and have each accomplished all filings or registrations or qualifications with, any court or governmental department.

public body, authority, commission, board, bureau, agency or instrumentality, failure to obtain or comply with which would have a material and adverse effect upon their respective businesses.

            7.7 Litigation. There are no actions, suits or proceedings pending or threatened against or affecting Company or Guarantor or the property of Company or Guarantor before any court or governmental department, public body, authority, commission, board, bureau, agency or instrumentality, except as expressly disclosed to Bank in writing by Company or Guarantor prior to the execution of this Agreement.

            7.8 Official Statement. To the best of Company's knowledge, neither the Official Statement nor the Preliminary Official Statement provided in connection with the Bonds, nor any certificate or statement or any data furnished by Company to Bank or to Trustee or any other person or entity in connection with the negotiation of this Agreement or any of the other Loan Documents or the Bond Documents or the transactions contemplated thereby (other than statements contained in the Preliminary Official Statement which were revised or corrected in the Official Statement) contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

            7.9 Conditions to Disbursement. All of the Conditions to Disbursement have been fulfilled, except as expressly disclosed to Bank in writing by Company prior to the execution of this Agreement.

            8. Representations and Warranties by Bank. As a material inducement to Company's entry into this Agreement and the transactions contemplated hereby, Bank represents and warrants to Company that:

            8.1 Formation of Bank. Bank is a national banking association, duly organized, validly existing and in good standing; Bank has all requisite corporate power to carry on its business as now being conducted, and has all requisite corporate power and authority to enter into this Agreement, issue the Letter of Credit, and perform its obligations hereunder and thereunder.

            8.2 Authorization. The execution, delivery and performance of this Agreement and the issuance of the Letter of Credit by the Bank have been duly authorized by all necessary corporate action on the part of Bank.

            8.3 No Conflict. The execution, delivery and performance of this Agreement and the issuance of the Letter of Credit by Bank do not conflict with or violate any provision of the articles of incorporation or by-laws of Bank and do not, to the best of Bank's knowledge, conflict with, violate, result in a breach of, or cause a default under (i) any provision of federal, state or local law or regulation relating to the business or assets of Bank, (ii) any provision of any consent, arbitration award, judgment or decree by which Bank is bound, or
(iii) any provision of any agreement or instrument to which Bank is a party or by which Bank or its assets are bound or restricted.

            8.4 Actions and Proceedings. There is no pending action or proceeding before any court, governmental agency or arbitrator against Bank and, to the best of Bank's knowledge, there is no threatened action or proceeding against Bank before any court, governmental agency or arbitrator which would materially and adversely affect the ability of the Bank to perform its obligations under this Agreement or the Letter of Credit, subject to applicable laws, principles and judicial decisions.

            9. Affirmative Covenants. For so long as any obligation of Company in connection with this Agreement or any of the other Loan Documents remains outstanding, Company shall, unless Bank otherwise consents in writing:

            9.1 Governmental Approvals. Deliver to Bank, from time to time at Bank's request, evidence in form and substance satisfactory to Bank that Company has complied with all applicable laws, ordinances, regulations and other requirements relating thereto.

            9.2 Continued Existence. Maintain its existence, and continue to be a corporation in good standing in the State of California. In connection with the covenants given pursuant to this Section 9.2, Company agrees that it will not dissolve or otherwise dispose of all or substantially all of its assets.

            9.3 Books and Records. Maintain full and complete books of account and other records reflecting the results of its operations (in conjunction with any other ventures as well as specifically with respect to the Project), including without limitation all contributions of equity investment capital, and provide to Bank, promptly after request by Bank therefor, such financial statements and other information pertaining to Company, and the assets and operations of Company, as Bank may from time to time request.

            9.4 Annual Operating Statements. Deliver to Bank the following: (a) Promptly and in any event within ninety (90) days after the end of each Fiscal Year, balance sheets and statements of income for Company's operations for such Fiscal Year, accompanied with all supporting schedules and certificates of Company's chief financial officer that the statements are true and correct.

                  (b) Upon request, copies of all such regular or periodic financial statements or financial reports as Company shall send to its shareholder(s).

                  (c) Upon request, copies of all such regular or periodic reports which are available for public inspection which Company may be required to file with any federal or state department, bureau, commission or agency, including without limitation tax returns.

                  (d) Promptly and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a certification of a Designated Representative that no Event of Default has occurred and Company is in compliance with all covenants and agreements made by Company and contained in this Agreement or any of the Loan Documents.

            9.5 Notice of Certain Events. Promptly notify Bank if (a) Company learns of the occurrence of any event which constitutes, or will, with the passage of time or the giving of notice or both, constitute an Event of Default or a default under this Agreement or any of the other Loan Documents or any of the Bond Documents, together with a detailed statement by a responsible officer of Company specifying the nature thereof and what action Company is taking or proposes to take with respect thereto, or (b) Company receives any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of Company or of any security (as defined in the Securities Act of 1933, as amended) of Company with respect to a claimed default, together with a detailed statement by a responsible officer of Company specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Company is taking or proposes to take with respect thereto, or (c) Company learns of the existence of any legal, judicial or regulatory proceedings affecting Company or any property of Company in which the amount involved is material and is not covered by insurance or which, if adversely determined, would cause a material adverse change in the financial condition of Company, or (d) there shall occur or exist any other event or condition causing a material adverse change in the financial condition of Company.

            9.6 Opinions. Deliver to Bank, concurrently with the delivery thereof to Trustee, a copy of each opinion of counsel required pursuant to the Bond Documents, in each case addressed to Bank.

            9.7 Defaults of Others. Use its best efforts to cure or cause to be cured all defaults of Trustee or Issuer under the Bond Documents, if economically practical and/or required in order to avoid an event of default under the Bonds.

            9.8 Tax Appeals. Bring, maintain and diligently prosecute any and all actions, appeals and proceedings which are available to Company in order to challenge, reverse or set aside a "Determination of Taxability," as that term is defined in the Bond Documents.

            9.9 Surplus Construction Funds. Subsections 3.3(h)(i) and (iv) of the Loan Agreement notwithstanding, use moneys in the Construction Fund (as defined in the Loan Agreement) remaining after the Project is complete and fully paid for solely for the purposes described in Subsections 3.3(h)(ii) and (iii) of the Loan Agreement.

            9.10 Notice re Disbursement Conditions. Promptly notify Bank if Company learns that any Condition to Disbursement was not on the date of this Agreement, or has since ceased to be, fulfilled.

            10. Negative Covenants. For so long as any obligation of Company in connection with this Agreement or any of the other Loan Documents remains outstanding, Company shall not, unless Bank otherwise consents in writing:

            10.1 Transfers of Project or Obligations. Assign or delegate any obligations under the Bonds, the Letter of Credit, this Agreement or any of the other Loan Documents or

Bond Documents, or sell, assign, convey, lease as a whole or otherwise transfer the Project or any interest therein, without the express prior written consent of Bank, which consent may be granted or withheld by Bank in its sole discretion. In connection with the restrictions contained in this Section 10.1, Company acknowledges that Bank has entered into the transaction contemplated by this Agreement in reliance upon the financial strength, creditworthiness, reputation and management expertise of Company and would not have entered into such transaction but for such reliance.

            10.2 Liens on Project. Create or cause or suffer to become effective any mortgage, deed of trust or like lien or encumbrance affecting the Project or any portion of the same, except for the lien of non-delinquent real property taxes and those matters listed in Exhibit "F" hereto. In connection with the restrictions contained in this Section 10.2 and in Section 10.3, below, Company acknowledges that liens and encumbrances of the Project other than Permitted Encumbrances will, in Bank's view, materially impair Company's financial strength and creditworthiness.

            10.3 Liens on Personal Property. Install in, or otherwise use in connection with, the Project any personal property under any security agreements or similar agreements however denominated whereby the right is reserved or accrues to anyone to remove or repossess any such items or whereby any Person other than Bank or Trustee reserves or acquires a lien upon such items.

      11. Events of Default and Remedies Upon Default.

            11.1 Events of Default. The occurrence of any one or more of the following, whatever the reason therefor, shall constitute an Event of Default hereunder:

                  (a) Company shall fail to pay any amount of principal or interest owing under this Agreement or any of the Loan Documents, together with interest thereon from the due date until payment at the rate provided in Article 13, within ten (10) days after the date on which payment is due; or

                  (b) Either Company or Guarantor shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed the breach of which can be cured by the payment of money, within ten (10) days after notice; or

                  (c) Either Company or Guarantor shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed, other than terms, covenants or agreements the breach of which can be cured by the payment of money, within thirty (30) days after notice (provided, however, that if cure cannot reasonably be effected within such thirty (30) day period there shall be no Event of Default under this Section 11.1(c) so long as Company or Guarantor commences cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion); or

                  (d) Trustee declares any default in connection with the Bonds or the Bond Documents or there is a Determination of Taxability (as defined in the Trust Indenture); or

                  (e) Company shall fail to perform or observe any term, covenant or agreement contained in any of the Bond Documents on its part to be performed or observed; or

                  (f) Any representation or warranty in any of the Loan Documents or Bond Documents or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any of the Loan Documents or Bond Documents proves to have been incorrect in any material respect when made; or

                  (g) All or a substantial portion of any Property is condemned, seized or appropriated by a governmental authority; or

                  (h) The dissolution or liquidation of Company or Guarantor or failure by Company or Guarantor promptly to lift any execution, garnishment or attachment of such consequence as will materially impair its ability to make any payments under the Loan Documents, or the entry of an order for relief by a court of competent jurisdiction in any proceeding for the liquidation or reorganization of Company or Guarantor, or the filing of a petition by or against Company or Guarantor under the provisions of any bankruptcy act or under any similar act which may be hereafter enacted, or an assignment by Company or Guarantor for the benefit of its creditors, or the entry by Company or Guarantor into an agreement of composition with its creditors or the appointment of a receiver, trustee, custodian, liquidator or similar officer for Company or Guarantor; or

                  (i) Cessation of ownership or operation by Guarantor of any Property (except as a result of damage, destruction or condemnation of the Property, if Guarantor thereafter complies with the provisions of the Loan Documents pertaining thereto) without the prior approval of Bank required under Section 11.3 of the Guaranty.

            11.2 Remedies Upon Default. Upon the occurrence of any Event of Default, Bank may, at its option, do any or all of the following:

                  (a) Declare the principal of all amounts owing under this Agreement and the other Loan Documents (including all obligations secured by the Security Documents) and all other indebtedness of Company to Bank, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security;

                  (b) Implement any remedies available to Bank under or in connection with the Bond Documents;

                  (c) Terminate its consent to the disbursement or release of the Bond Proceeds;

                  (d) If the Event of Default may be cured by Bank by taking actions or making payments of money, Bank shall have the right (but not the obligation) to take such actions (including without limitation the retention of attorneys and the commencement or prosecution of actions on its own behalf or on behalf of Company), or make such payments and pay for the costs of such actions (including without limitation attorneys' fees and court costs) from its own funds; provided, that the taking of such actions at Bank's expense or the making of such payments by Bank out of Bank's own funds shall not be deemed to cure such Event of Default, and the same shall not be so cured unless and until Company shall have reimbursed Bank for any costs incurred in taking such actions and for any such payments, together with interest at the rate provided for in Article 13.

      from the date of incurring such costs or making such payments until the date of reimbursement. If Bank advances its own funds for such purposes, such funds shall be secured by the Security Documents, notwithstanding that such advances may cause the total amount advanced hereunder to exceed the amount committed to be advanced pursuant to this Agreement, and Company shall immediately upon demand reimburse Bank therefor with interest at the rate provided for in Article 13, from the date of such advance until the date of reimbursement; and

                  (e) Exercise any and all of its rights under the Loan Documents or the Bond Documents or as provided by law including, without limitation, making demand upon Guarantor and collecting upon the Guaranty and foreclosing on any security, and exercise any other rights with respect to any security for Company's obligations hereunder or for Guarantor's obligations under the Guaranty, whether under the Security Documents or any other agreement or as provided by law, all in such order and in such manner as Bank in its sole discretion may determine.

            11.3 Cumulative Remedies; No Waiver. All remedies of Bank provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Letter of Credit, the Security Documents, the Bond Documents or any of the Loan Documents, or provided by law from time to time; provided, however, that Bank hereby agrees to waive, during the pendency of any proceeding by or against Company, Guarantor or Charles W. King, Jr. in bankruptcy or reorganization, its right to set off any and all deposits (general or special) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Company, Guarantor or Charles W. King, Jr., as applicable, against any and all of the obligations of Company, Guarantor or Charles W, King, Jr., as applicable, now or hereafter existing under this Agreement or in any of the other Loan Documents. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of default hereunder or under the Letter of Credit, the Security Documents, the Bond Documents or any of the Loan Documents, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Bank in the exercise of any rights hereunder or under the Letter of Credit, the Security Documents, the Bond Documents or the Loan Documents, unless in the exercise of said rights, Bank and Trustee realize all amounts owed to either under the

Letter of Credit, this Agreement, the Security Documents, the Bond Documents and the Loan Documents and all Events of Default are cured. No waiver by Bank of any default or breach by Company or Guarantor hereunder shall be implied from any omission by Bank to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default expressly made the subject of the waiver. Any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to or of any act by Company or Guarantor requiring further consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent act.

      12. Miscellaneous.

            12.1 Actions. Bank shall have the right to commence, appear in and defend any action or proceeding purporting to affect the rights or duties of Bank, Company or Guarantor hereunder or under the Guaranty or the payment of any funds hereunder or under the Guaranty, and in connection therewith Bank may pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Company agrees to pay to Bank, on demand, all costs and expenses incurred by Bank in connection therewith, including without limitation reasonable attorneys' fees, together with interest from the date of expenditure at the rate provided in
Article 13. In the event that either Bank or Company shall bring an action against the other to interpret or enforce the terms or provisions of the Letter of Credit, this Agreement or any of the other Loan Documents, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs (whether or not taxable) as awarded by a court of competent jurisdiction, whether or not such action is prosecuted to final judgment.

            12.2 Nonliability of Bank. Company acknowledges and agrees that:

                  (a) the relationship between Company and Bank is, and shall at all times remain, solely that of borrower and lender, and Bank neither undertakes nor assumes any responsibility or duty to Company to select, review, inspect, supervise, pass judgment upon or inform Company of any matter in connection with the Project, including without limitation matters relating to the adequacy or legal sufficiency of any of the documents, agreements or arrangements pertaining to the Bonds, the Bond Documents or the rights or obligations of any Person in connection therewith; and Company shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or information supplied to Company by Bank in connection with such matters is for the protection of Bank only and neither Company nor any other Person is entitled to rely thereon;

                  (b) Bank owes no duty of care to protect Company against negligent, faulty, inadequate or defective building or construction;

                  (c) Bank shall not be responsible or liable to Company for any loss, damage, liability or claim of any kind relating to injury or death to persons or damage to property or negligent, faulty, inadequate or defective building or construction and Company hereby indemnities and holds Bank harmless from any such loss, damage, liability or claim.

                  (d) Bank shall not be responsible or liable to Company for use which may be made of the Letter of Credit or for any acts or omissions of Trustee and any beneficiary or transferee in connection therewith;

                  (e) Bank shall not be responsible or liable to Company for the validity, sufficiency or genuineness of documents (except as to Bank's signatures thereon), or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged (except to the extent Bank is grossly negligent in accepting or relying upon such documents);

                  (f) Bank shall not be responsible or liable to Company as a result of any circumstances in any way related to the making or failure to make payment under the Letter of Credit, other than as a result of the gross negligence or willful misconduct of Bank.

            12.3 No Representations by Bank. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Bank pursuant to this Agreement or any of the other Loan Documents or Bond Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Bank shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Bank. Bank may accept documents in connection with the Letter of Credit or any of the other Loan Documents or Bond Documents which appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

            12.4 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Company and Bank in connection with the Letter of Credit. It shall be deemed a supplement to the Security Documents. It is made for the sole protection of Company, Bank, and Bank's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof, except to the extent that Trustee is expressly granted rights hereunder.

            12.5 Indemnity by Company. Company hereby indemnifies and holds harmless Bank and its directors, officers, agents and employees (collectively the "indemnitees") from and against:

                  (a) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that the Person has or asserts against Company in connection with the issuance of the Letter of Credit, the Bonds, any of the Bond Documents, or the transaction to which such documents pertain;

                  (b) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person and arise from or in connection with (i) any statement or omission, actual or alleged, in the Bond Documents, or (ii) any breach or default, actual or alleged, of the representations, warranties, covenants, conditions or agreements contained in this Agreement or any of the other Loan Documents or in any of the Bond Documents; and

                  (c) any and all liabilities, losses, costs or expenses (including court costs and attorneys' fees) that any indemnitee suffers or incurs as a result of the assertion of any claim, demand, action or cause of action specified in
      Section 12.5(a) or Section 12.5(b), above.

The indemnity contained in this Section 12.5 shall not extend to any claims, demands, actions, causes of action, liabilities, losses, costs or expenses which result solely from the gross negligence or willful misconduct of Bank.

            12.6 Commissions. Company hereby indemnities and holds Bank harmless from any responsibility, cost and/or liability, including any attorneys' fees incurred, in connection with any claim by any Person for the payment of any commission, charge or brokerage fee in connection with the Bonds or any of the other transactions contemplated in connection with this Agreement.

            12.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Company, Bank and their respective successors and assigns, subject to the provisions of Section 10.1, above.

            12.8 Execution in Counterparts. This Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

            12.9 Prior Agreements; Amendments; Consents. This Agreement, together with the other Documents, contains the entire agreement between Bank and Company with respect to the Letter of Credit, and all prior negotiations, understandings and agreements with respect to the Letter of Credit are superseded by this Agreement and the other Documents. No amendment, modification, supplement, termination or waiver of any provision of this Agreement or any of the other Loan Documents, and no consent to any departure by Company therefrom, may in any event be effective unless in writing signed by Bank, and then only in the specific instance and for the specific purpose given.

            12.10 Survival of Representations and Warranties. All representations and warranties of Company contained herein or in any other Loan Document (qualified in each case by the facts and circumstances surrounding each such document at the time such document was executed) will survive the delivery of the Letter of Credit and are material and have been and will be relied upon by Bank, notwithstanding any investigation made by Bank or on behalf of Bank. For the purpose of the foregoing, all statements contained in any certificate, agreement or other writing delivered by or on behalf of Company or Guarantor pursuant hereto or pursuant to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of Company contained herein or in the other Loan Documents, as the case may be.

            12.11 Notices. All notices, requests, demands, directions and other communications provided for in this Agreement and under any of the other Loan Documents must be in writing and must be mailed, telegraphed, delivered or sent by Telex or cable to the appropriate party at its address as follows:

            If to Company:

                        Radiation Sterilizers, Incorporated
                        3000 Sand Hill Road, Building 4, Suite 245
                        Menlo Park, California 94025
                        Attention: Charles W. King, Jr.

                  with a copy to:

                        Gerald Wright, Esq.
                        General Counsel
                        Radiation Sterilizers, Incorporated
                        3000 Sand Hill Road, Building 4, Suite 24S
                        Menlo Park, California 94025

            If to Bank:

                        Wells Fargo Bank, N.A.
                        Real Estate Industries Group
                        2055 Gateway Place, Suite 200
                        San Jose, California 95110
                        Attention:  George Huxtable
                                    Vice President
                  with a copy to:

                        Sheppard, Mullin, Richter & Hampton
                        333 South Hope Street 48th Floor
                        Los Angeles, California 90071
                        Attention:  Robert E. Williams

Addresses for purposes of notice may be changed from time to time by written notice sent to the other parties in accordance with this Section 12.11. Any notice, request, demand, direction or other communication given by telegram, Telex or cable must be confirmed within 48 hours by letter mailed or delivered to the appropriate party at its respective address. If any notice, request, demand, direction or other communication is given by mail it will be effective upon the earlier of (a) 96 hours after deposit in the U.S. Mail, certified or registered mail, return receipt requested postage prepaid or (b) actual receipt, as indicated by the return receipt; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by Telex, when sent; or if given by personal delivery, when delivered.

            12.12 Further Assurances. Company shall, at its expense and without expense to Bank, do, execute and deliver such further acts and documents as Bank from time to time requires for the purpose of assuring and confirming unto Bank the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest or lien under any Security Document.

            12.13 Governing Law. All of the Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

            12.14 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

            12.15 Inconsistency With Security Documents. In the event that any of the provisions of the Security Documents are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail.

            12.16 Headings. Article and section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

            12.17 Time of the Essence. Time is of the essence.

            12.18 No FDIC Insurance. Company and Bank hereby agree that the transaction contemplated in this Agreement is not intended to and shall not constitute a "deposit" within the meaning of 12 U.S.C. Sec 1813(l)(1). Neither Company nor Bank nor any successor or assign of either shall make any claim against the Federal Deposit Insurance Corporation in the event of any failure by Bank, in whole or in part, to fulfill its obligations with respect to any draw or draws under the Letter of Credit.

      13. Interest and Payment Terms.

            13.1 Manner of Payment. All amounts to be paid to Bank under this Agreement and the other Loan Documents shall be paid to Bank at its banking offices at 2055 Gateway Place, Suite 200, San Jose, California 95110, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. All such payments shall be in immediately available funds, and shall be timely only if received by Bank before 1:00 p.m., San Francisco, California, time, on the date that such payment is required to be made. Any payment received by Bank after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on Bank's next following business day. As used in this Article 13, the term "business day" shall mean a day other than a Saturday, Sunday or a day upon which banking institutions in the State of California are authorized or required by law to close. If the date for any payment to Bank falls on a day that is not a business day, then for all purposes of such payment the same shall be deemed to have fallen on the next following business day, and such extension of time shall in such case be included in the computation of payments of interest.

            13.2 Interest. Interest shall accrue on all amounts owing to Bank under this Agreement and the other Loan Documents and remaining from time to time unpaid, from the date so paid by Bank or otherwise becoming owing under the Loan Documents until payment thereof, at a varying rate per annum (based on an actual day basis using a 360 day year) which is two percent (2%) above the floating commercial loan rate announced by Bank from time to time as its prime rate. Adjustments in the varying interest rate shall be made on the same day as each change in the announced prime rate.

            13.3 Waivers. Company and any and each co-maker, guarantor, accommodation party, endorser or other person liable for the payment or collection of any and all amounts owed to Bank under the Loan Documents expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect such amounts and in the handling of any collateral at any time existing as security in connection therewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any such amount or in connection with any lien or security interest at any time had or existing as security for any such amount.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                      "Company":

                                      RADIATION STERILIZERS, INCORPORATED
                                      a California corporation



                                      By Alan Chin
                                         ---------------------------------
                                         Its President
                                             -----------------------------


                                      By Charles W. King Jr.
                                         ---------------------------------
                                         Its Secretary
                                             -----------------------------

                                       "Bank":

                                       WELLS FARGO BANK, N.A.
                                       a national banking association



                                       By /s/ George Huxtable
                                          ---------------------------------
                                          George Huxtable  V.P.
                                          -----------------------------
                                          Printed Name And title

                                LETTER OF CREDIT


                                                    Irrevocable Letter of
                                                    Credit No. _______________
                                                    Dated as of __________, 19__


Bank one Trust Company, N.A.
as Trustee and Paying Agent
100 East Broad Street
Columbus, Ohio 43271-0181
Attention:  Corporate Trust Administration

Ladies and Gentlemen:

            Wells Fargo Bank, N.A. ("Bank") hereby establishes in your favor for the account of Radiation Sterilizers, Incorporated, a California corporation ("Company"), its Irrevocable Letter of Credit No. _____________ ("Letter of Credit") in a maximum amount of up to $5,408,220.00 (as more fully described below) effective immediately and expiring at Bank's counters by 4:00 P.M., San Francisco time, on April 15, 1988, unless extended by Bank (the "Expiration Date").

            This Letter of Credit is being issued in connection with that certain Trust Indenture (the "Trust Indenture") dated as of March 1, 1985, between you, as Trustee, and the Development Authority of DeKalb County (the "Issuer"), pursuant to which the Issuer has agreed to authorize and issue and sell certain Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985, (the "Bonds") in the aggregate principal amount of $5,250,000.00, the payment of which Bonds is secured by, among other things, this Letter of Credit.

            As used in this Letter of Credit, he term "business day" shall mean a day other than (i) a Saturday, (ii) a Sunday, (iii) a day upon which banking institutions in the State of California or the City of New York are authorized or required by law to close, or (iv) a day on which the New York Stock Exchange, Inc, is closed.

            You, as Trustee and Paying Agent, pursuant to the Trust Indenture, are hereby irrevocably authorized to draw on Bank, for the account of Company, in accordance with the terms and conditions hereof and subject to reductions in amounts as hereinafter set forth, an aggregate amount not exceeding $5,408,220.00 (Five Million Four Hundred Eight


                                       -1-
                                   EXHIBIT "A"

Thousand Two Hundred Twenty Dollars) (the "Stated Amount"), of which (A) an aggregate amount not exceeding $5,250,000.00 may be drawn upon with respect to "A Drawings" and "C Drawings", as defined below, to cover principal of the Bonds, and (B) an aggregate amount not exceeding $158,220.00 may be drawn upon with respect to "B Drawings," "D Drawings" and E Drawings", as defined below, to cover 55 days of interest on the Bonds.

            Funds under this Letter of Credit are only available to you against your draft(s) drawn on Wells Fargo Bank, N.A., stating on their face: "Drawn under Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ____________" and upon your presenting to Wells Fargo Bank, N.A. one or more of the following written certificates:

            (A) Your written certificate signed by you in the form of Exhibit A attached hereto appropriately completed (an "A Drawing");

            (B) Your written certificate signed by you in the form of Exhibit B attached hereto appropriately completed (a "B Drawing");

            (C) Your written certificate signed by you in the form of Exhibit C attached hereto appropriately completed (a "C Drawing");

            (D) Your written certificate signed by you in the form of Exhibit D attached hereto appropriately completed (a "D Drawing");

            (E) Your written certificate signed by you in the form of Exhibit E attached hereto appropriately completed (an E Drawing").

            All documents presented to Bank in connection with any demand for payment hereunder, as well as all notices and other communications to Bank with respect to this Letter of Credit, shall be in writing and addressed and presented to Bank at its offices at 475 Sansome Street, San Francisco, California 94111, Attention: Letter of Credit Operations AU 1175, or any other place in the United States which may be designated by Bank by written notice delivered to you. Such documents, notices and other communications shall be personally delivered to Bank, or may be sent to Bank by tested Telex in which case draft requirements are waived.

            If Bank receives any of your drafts drawn hereunder at such office, all in strict conformity with the terms and conditions of this Letter of Credit, on or prior to the Expiration Date, Bank will honor the same and make payment hereunder. Payments to you under this Letter of Credit shall be made by wire transfer of immediately available funds to Bank One, Columbus, N.A., Columbus, Ohio, for your Account No. 04-0178-7, Attn: Corporate Trust Administration, or into such other account as you designate to Bank in writing from time to time. If a proper draft and certificate are presented by 11:30 A.M., New York time, payment will be made that same business day; otherwise payment will be made the next business day:

            Upon a Drawing hereunder, the total amount of this Letter of Credit shall be reduced as follows:

            (A) With respect to any A or B Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing;

            (B) With respect to any C or D Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing, provided that Bank shall reinstate the amount of such drawing if such amount is paid to Bank by Company prior to default under that certain Letter of Credit Agreement, dated as of March 1, 1985 (the "Reimbursement Agreement"), by and between Company and Bank. In addition, in the event Bank transfers any Drawing Bonds (as defined in the Reimbursement Agreement) in its possession following any C Drawing to any person or entity (other than to you, as Trustee, for cancellation), an amount equal to the amount of such C Drawing (and any corresponding D Drawing) which was applied to pay principal and interest on the Bonds being so transferred shall automatically be reinstated hereunder. Bank will send notice of any such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F; and

            (C) With respect to any E Drawing, the total amount of this Letter of Credit shall be reduced by the amount of such Drawing and such amount shall then be immediately and automatically reinstated, and Bank will send notice of such reinstatement to you, as Trustee, in the form attached hereto as Exhibit F.

            Only you, as Trustee and Paying Agent, may make a drawing under this Letter of Credit. Upon the payment to you, as Trustee and Paying Agent, of the amount specified in a draft drawn hereunder, Bank will be fully discharged on its obligation under this Letter of Credit with respect to such draft and shall not thereafter be obligated to make any further payments under this Letter of Credit in respect to such draft to you or any other person who may have made to you or makes to you a demand for payment of principal of, purchase price of or interest on any Bond. By paying to you an amount demanded in such draft(s) we make no representation as to the correctness of the amount demanded in such draft(s).

            Upon the earliest of (i) 15 days after the making by you of an A Drawing (and any associated B Drawing) hereunder (other than an A Drawing for partial redemption); (ii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no Bonds are Outstanding within the meaning of the Trust Indenture and (b) that such officers are duly authorized to sign such certificate on behalf of you and Company; (iii) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that an Alternate Letter of Credit (as defined in the Trust Indenture) has been accepted by you as Trustee under the Trust Indenture and (b) that such officers are duly authorized to sign such certificate on behalf of you and on behalf of Company;
(iv) Bank's receipt of a certificate signed by your officer and an officer of Company stating (a) that no less than 15 days prior to the date of such certificate, the interest rate on the Bonds was converted to a Fixed Interest Rate (as defined in the Trust Indenture), (b) that you have not received written notification from both Company and Bank stating that this Letter of Credit is not to be cancelled, and (c) that such officers are duly authorized to sign such certificate on behalf of you and on behalf of Company; or (v) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to Bank for cancellation.

            This Letter of Credit shall be governed by (i) the Uniform Customs and Practice for Documentary Credit as fixed by the Congress of the International Chamber of Commerce from time to time (the "Uniform Customs") and
(ii) the laws of the State of California, including the Uniform Commercial Code as in effect in the State of California. In the event of a conflict between the Uniform Customs and the laws of the State of California, the Uniform Customs shall prevail. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to Bank at its offices at 475 Sansome Street, San Francisco, California 94111, Attention: Letter of Credit Operations - AU 1175, specifically referring to the number of this Letter of Credit.

            This Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Trust Indenture. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to Bank of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit G attached hereto. Following such presentation, and as soon as this original Letter of Credit is returned to the Bank and the Bank has been paid its customary transfer fee, Bank shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with those of this Letter of Credit.

            This Letter of Credit sets forth in full Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Trust Indenture), except only the certificate(s) and the draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such draft(s).

            In the event of any failure by Bank, in whole or in part, to fulfill its obligations with respect to any draw or draws under this Letter of Credit, no person or entity shall have the right to make any claim against the Federal Deposit Insurance Corporation in connection with such failure. By its signature below, Bank One Trust Company, N.A., as Trustee and Paying Agent, acknowledges receipt of this Letter of Credit and agrees that the terms of this paragraph shall bind itself and its successors and assigns.


                                         Very truly yours,

                                         WELLS FARGO BANK, N.A.



                                         By _______________________________

                                            Its ______________________________

ACCEPTED AND AGREED TO
THIS ____ DAY OF MARCH, 1985:
BANK ONE TRUST COMPANY, N.A.



By _________________________

   Its ________________________

                                    EXHIBIT A


                           CERTIFICATE FOR "A DRAWING"

                (PRINCIPAL UPON ACCELERATION, PARTIAL REDEMPTION,
                          FULL REDEMPTION, OR MATURITY)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. __________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) The undersigned is making a drawing under the Letter of Credit with respect to the payment of principal upon acceleration, partial redemption, full redemption or maturity of the Bonds.

            (3) The undersigned presently holds $_____________ in the Bond Fund. The undersigned presently holds no other amounts in the Bond Fund, holds no amounts in the Construction Fund, and holds no other funds in its capacity as Trustee or Paying Agent under the Trust Indenture.

            (4) Of the total funds presently held in the Bond Fund, $_________________is the total of all funds (the "Available Funds"") that have not been delivered to the undersigned by Company within the past 123 days. Of the Available Funds, $___________ is needed by the undersigned to pay current interest on the Outstanding Bonds.

            (5) The amount of principal of the Bonds which is due and payable for which the undersigned does not have Available Funds is $ ______________, and the amount of the draft accompanying this certificate does not exceed such amount.

            (6) The amount of the draft accompanying this certificate, together with the aggregate of all prior payments made pursuant to A Drawings, and C Drawings under the Letter of Credit (other than reinstated amounts) for the payment of the principal amount or purchase price of the Bonds, does not exceed $5,250,000.00.

            (7) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

            (8) Upon receipt by the undersigned of the amount demanded hereby,
(a) the undersigned will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _____ day of ________________, 19____.



                                          BANK ONE TRUST COMPANY, N.A.
                                          a national banking association,
                                          as Trustee and Paying Agent



                                          By _______________________________

                                             Title__________________________

                                    EXHIBIT B

                           CERTIFICATE FOR "B DRAWING"
            (ACCRUED INTEREST UPON ACCELERATION, PARTIAL REDEMPTION,
                          FULL REDEMPTION, OR MATURITY)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. ___________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) The undersigned is making a drawing under the Letter of Credit with respect to the payment of accrued and unpaid interest upon acceleration, partial redemption, full redemption, or maturity of the Bonds.

            (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

            (4) The total of all funds presently held by the undersigned in the Bond Fund that have not been delivered to the undersigned by Company within the past 123 days is $___________. This amount, together with the amount of the accompanying draft, equals the accrued interest which is due and payable on the Bonds.

            (5) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $158,220.00.

            (6) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

            (7) Upon receipt by the undersigned of the amount demanded hereby,
(a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the ___ day of ________________, 19____.




                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association
                                                as Trustee and Paying Agent



                                                By _____________________________

                                                   Title _______________________

                                    EXHIBIT C

                           CERTIFICATE FOR "C DRAWING"
                          (PRINCIPAL OF BONDS DELIVERED
                      TO REMARKETING AGENT OR PAYING AGENT)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee"), and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. _____________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) Paying Agent is making a drawing under the Letter of Credit (a) at the written request (or oral request to be immediately followed in writing) of the Remarketing Agent (as defined in the Reimbursement Agreement) to pay, pursuant to Section 401(g) of the Trust Indenture, the principal amount of the purchase price of those repurchased Bonds which the Remarketing Agent has been unable to remarket, the principal amount of which is equal to the amount of the draft accompanying this certificate, and which Bonds (i) are now held by either the Remarketing Agent pursuant to its representation to Paying Agent, which representation Paying Agent has not independently verified, or are held by Paying Agent and (ii) shall be re-registered in the name of Bank, or its agent, as pledgee, and delivered to Bank, or such agent, within 5 business days following receipt by Paying Agent of the amount demanded hereby; or (b) to pay, pursuant to Section 401(h) of the Trust Indenture, the portion of the purchase price of the Bonds delivered to Paying Agent for purchase equal to the principal amount of such Bonds, and Paying Agent shall deliver to Bank, or its agent, as pledgee, within 5 business days following receipt by Paying Agent of the amount demanded hereby, a principal amount of Bonds equal to the amount of the draft accompanying this certificate.

            (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior payments made pursuant to A Drawings and C Drawings under the Letter of Credit (other than reinstated amounts) does not exceed $5,250,000.00.

            (4) Upon receipt of the amount demanded hereby, (a) Paying Agent will either (i) deliver it to the Remarketing Agent or use the same only for the purpose of purchase of the Bonds referenced in Paragraph 2(a) hereof, or (ii) use it for the purpose of purchase of the Bonds referred to in Paragraph 2(b) hereof; (b) no portion of it shall be applied by Paying Agent for any other purpose; and (c) no portion of it shall be commingled with other funds held by Paying Agent. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Paying Agent has executed and delivered this certificate as of the _____ day of ___________, 19____.



                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association
                                                as Trustee and Paying Agent



                                                By _____________________________

                                                   Title _______________________

                                    EXHIBIT D

                           CERTIFICATE FOR "D DRAWING"
                      (ACCRUED INTEREST ON BONDS DELIVERED
                      TO REMARKETING AGENT OR PAYING AGENT)


            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No.______________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) Paying Agent is making a drawing under the Letter of Credit (a) at the written request (or oral request to be immediately followed in writing) of the Remarketing Agent (as defined in the Reimbursement Agreement), to pay, pursuant to Section 401(g) of the Trust Indenture, the amount of accrued interest on those Bonds that the Remarketing Agent has been unable to remarket, which amount of accrued interest is equal to the amount of the draft accompanying this certificate; or (b) to pay, pursuant to Section 401(h) of the Trust Indenture, the portion of the purchase price of the Bonds delivered to Paying Agent for purchase equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof, which amount of accrued interest is equal to the amount of the draft accompanying this certificate.

            (3) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $158,220.00.

            (4) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

            (5) Upon receipt by Paying Agent of the amount demanded hereby, (a) Paying Agent will either (i) deliver it to the Remarketing Agent or use the same only for the purpose of reimbursement or payment of accrued interest referenced in Paragraph 2(a) hereof, or (ii) use it for the purpose of reimbursement or payment of accrued interest referenced in Paragraph 2(b) hereof; (b) no portion of it shall be applied by Paying Agent for any other purpose; and (c) no portion of it shall be commingled with other funds held by Paying Agent. This drawing is made in accordance with the provisions of the Trust Indenture.

            (6) To the extent that the payment demanded hereby is to be made in accordance with the Letter of Credit on a date between a Record Date and the corresponding Interest Payment Date (as those terms are defined in the Trust Indenture), Paying Agent now holds and shall, within 5 business days following receipt by Paying Agent of the payment demanded hereby, deliver to Bank, due-bill checks that, in the aggregate, are in the amount and in the form required by the Trust Indenture.

            IN WITNESS WHEREOF, Paying Agent has executed and delivered this certificate as of the ______ day of ___________________, 19___.



                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association
                                                as Paying Agent



                                                By_____________________________

                                                   Title_______________________

                                    EXHIBIT E

                           CERTIFICATE FOR A DRAWING"
                      (ACCRUED INTEREST UPON INTEREST PAYMENT DATE)

            The undersigned, a duly authorized officer of Bank One Trust Company, N.A., a national banking association, as Trustee ("Trustee") and as Paying Agent ("Paying Agent") hereby certifies to Wells Fargo Bank, N.A. ("Bank"), with reference to Wells Fargo Bank, N.A. Irrevocable Letter of Credit No. __________ (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by Bank in favor of Trustee and Paying Agent, that:

            (1) The undersigned is Trustee and Paying Agent under the Trust Indenture for the holders of the Bonds.

            (2) The undersigned is making a drawing under the Letter of Credit with respect to the payment of accrued and unpaid interest upon an Interest Payment Date during the continuance of an Event of Default under the Reimbursement Agreement for which Bank has not yet exercised its right to demand that the undersigned accelerate the Bonds.

            (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

            (4) The total of all funds presently held by the undersigned in the Bond Fund that have not been delivered to the undersigned by Company within the past 123 days is $____________. This amount, together with the amount of the accompanying draft, equals the accrued interest which is due and payable on the Bonds (exclusive of Drawing Bonds).

            (5) The amount of the draft accompanying this certificate, together with the aggregate of all prior B, D and E Drawings under the Letter of Credit (other than reinstated amounts), does not exceed $158,220.00.

            (6) The amount of the draft accompanying this certificate was computed in accordance with the terms and conditions of the Bonds and the Trust Indenture.

            (7) Upon receipt by the undersigned of the amount demanded hereby,
(a) the undersigned will apply it directly to the payment when due of the appropriate amount of interest owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of it shall be applied by the undersigned for any other purpose, and (c) no portion of it shall be commingled with other funds held by the undersigned. This drawing is made in accordance with the provisions of the Trust Indenture.

            IN WITNESS WHEREOF, Trustee and Paying Agent has executed and delivered this certificate as of the _____ day of __________________, 19___.



                                                BANK ONE TRUST COMPANY, N.A.
                                                a national banking association
                                                as Trustee and Paying Agent



                                                By____________________________

                                                   Title______________________

                                    EXHIBIT F

                  NOTICE OF AUTOMATIC REINSTATEMENT OF AMOUNTS AVAILABLE
                    UNDER IRREVOCABLE LETTER OF CREDIT NO. __________
                       DATED AS OF _______________, 19___



            The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. ("Bank"), hereby certifies to the Trustee under the Trust Indenture dated as of March 1, 1985, between the Development Authority of DeKalb County and Bank One Trust Company, N.A., a national banking association ("Trustee"), with reference to Irrevocable Letter of Credit No. _______ (the "Letter of Credit") issued by Bank in favor of Trustee, that the amount drawn by Trustee pursuant to its _________ Drawing dated as of _______________, has been reinstated as of
________________ and is available for draw subject to the terms of the Letter of Credit.

            In witness whereof, Bank has executed and delivered this Certificate this _____ day of ______________, 19___.



                                                WELLS FARGO BANK, N.A.



                                                By:_________________________

                                                   Its______________________

                                    EXHIBIT G







Wells Fargo Bank, N.A.
475 Sansome Street
San Francisco, California 94111
Attention:  Letter of Credit Operations
            AU 1175

         Re:   Wells Fargo Bank, N.A..
               Irrevocable Letter of Credit No.

Gentlemen:

            For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              (Name of Transferee)

                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

            By this transfer, all rights of the undersigned beneficiary in and to such Letter of Credit are transferred to the transferee and the transferee shall have sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

            The advice of such Letter of Credit is returned herewith, along with your customary transfer fee, and we ask you to endorse the transfer on the reverse thereof and forward it direct to the transferee with your customary notice of transfer.


                                              Very truly yours,



                                              ----------------------------------
                                              Signature of Beneficiary


SIGNATURE AUTHENTICATED


---------------------------
(Bank)

---------------------------
(Authorized Signature)

                                   EXHIBIT "B"

                           CONDITIONS TO DISBURSEMENT

      1. Conditions to All Disbursements. Bank shall not be obligated to approve any disbursement of Bond proceeds under Section 3.3 of the Loan Agreement unless each of the following conditions are fulfilled:

            1.1 Completion of Project. The acquisition and construction of the Project shall have been completed in accordance with the plans and specifications therefor.

            1.2 Permits, Etc. All required governmental inspections, reports and certifications shall have been made, and all occupancy, use and other permits required by all applicable governmental regulatory authorities and public utility companies shall have been issued, for the full operation of the Project.


                                   EXHIBIT "B"

                                   EXHIBIT "C"

                          (14300-14390 Catalina Street)



      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of San Leandro, County of Alameda, State of California, and described as follows:

PARCEL ONE:

PARCEL A, PARCEL MAP NO. 2181, FILED JULY 29, 1977, BOOK 97 OF PARCEL MAPS, PAGE 72, ALAMEDA COUNTY RECORDS, AND BEING THE NORTHWESTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS AS MEASURED ALONG CATALINA STREET, OF PARCEL 2, OF PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS

RESERVING FROM PARCEL ONE:

A. NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERN LINE THEREOF BEING THE NORTHWESTERLY LINE OF SAID PARCEL TWO OF PARCEL MAP NO. 2044.

B. A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHEASTERN LINE THEREOF LYING SOUTHEASTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS, AS MEASURED ALONG CATALINA STREET, FROM THE NORTHWESTERLY LINE OF SAID PARCEL TWO, OF PARCEL NO, 2044.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE SOUTHERLY LINE THEREOF BEING THE NORTHWESTERN LINE OF PARCEL TWO, PARCEL MAP NO. 2044 FILED DECEMBER l6, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS PURPOSES OVER A STRIP OF LAND 30 FEET WIDE, THE NORTHWESTERLY LINE THEREOF LYING SOUTHEASTERLY 415 FEET, RIGHT ANGLE MEASUREMENTS AS MEASURED ALONG CATALINA STREET, FROM THE NORTHWESTERLY LINE OF PARCEL TWO, PARCEL MAP NO. 2044, FILED DECEMBER 16, 1976, BOOK 94 OF PARCEL MAPS, PAGE 21, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO, 080G-0932-030


                                   EXHIBIT "C"

                                   EXHIBIT "C"

                               (2354 Davis Avenue)


      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:

PARCEL 1:

LOT 7, AS SHOWN ON THE MAP OF TRACT 3110, FILED JUNE 10, 1969 IN BOOK 62 OF MAPS, PAGE 14, ALAMEDA COUNTY RECORDS.

PARCEL 2:

AN EASEMENT FOR RAILWAY PURPOSES IN, ON, OVER, UNDER AND ALONG A PORTION OF LOT 6, AS SHOWN ON THE MAP OF TRACT 3110, FILED JUNE 10, 1969 IN BOOK 62 OF MAPS, PAGE 14, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERN LINE OF SAID LOT 6, DISTANT THEREON NORTH 0 degrees 38' 41" WEST 40 FEET FROM THE SOUTHWEST CORNER THEREOF; THENCE FROM SAID POINT OF BEGINNING EASTERLY ALONG A LINE PARALLEL WITH AND PERPENDICULARLY DISTANT NORTHERLY 40 FEET FROM THE SOUTHERN LINE OF SAID LOT 6, NORTH 89 degrees 21' 19" EAST 90 FEET TO A POINT THEREON; THENCE LEAVING SAID PARALLEL LINE NORTH 81 degrees 10' 57" WEST 91.241 FEET TO A POINT ON THE SAID WESTERN LINE OF LOT 6; THENCE SOUTHERLY ALONG LAST SAID LINE SOUTH 0 degrees 38' 41" EAST 15 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NOS.   439-0058-015-02
                              439-0058-015-01


                                   EXHIBIT "C"

                                   EXHIBIT "C"

                               (2376 Davis Avenue)


      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:




LOT 8, AS SHOWN ON THE MAP OF "TRACT 3110, C. C. & F. HAYWARD INDUSTRIAL CENTER, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA" FILED JUNE 10, 1969, IN MAP BOOK 62, PAGES 14 AND 15 ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NO. 439-0058-016-02


                                   EXHIBIT "C"

                                   EXHIBIT "C"

                            (20389 Corsair Boulevard)




      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:




LOTS 3 AND 4, AS SAID LOTS ARE SHOWN ON THE MAP OF "TRACT 3046, C. C. & F. INDUSTRIAL CENTER, HAYWARD AIR TERMINAL, UNIT NO. 3, CITY OF HAYWARD, ALAMEDA COUNTY, CALIFORNIA," FILED AUGUST 14, 1969, IN BOOK 63 OF MAPS, PAGES 8 THROUGH l4, INCLUSIVE, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY.

ASSESSOR'S PARCEL NO. 432-0114-019


                                   EXHIBIT "C"

                                   EXHIBIT "C"

                             (21118 Cabot Boulevard)


      All that certain real property, together with all appurtenances thereto and all improvements now or hereafter located thereon, situated in the City of Hayward, County of Alameda, State of California, and described as follows:




PARCEL l, PARCEL MAP NO. 2360, FILED JANUARY 17, 1978, BOOK 101, OF PARCEL MAPS, PAGE 13, ALAMEDA COUNTY RECORDS.

ASSESSOR'S PARCEL NOS.  439-0035-027-01
                        439-0035-027-02


                                   EXHIBIT "C"

ORDER NO. 16088

14300-14390 CATALINA STREET






l.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT:           $6,297.04      OPEN
      2ND INSTALLMENT:           $6,297,04 OPEN

      LAND                       $151,000.00
      IMPROVEMENTS               $999,737.00
      A.P. NO.                   080G-0932-030
      CODE AREA                  10-057








3. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

4. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
      RECORDED          :  SEPTEMBER 25, 1959, BOOK 9162, PAGE 181, OFFICIAL
                           RECORDS
      GRANTED TO        :  PACIFIC GAS & ELECTRIC COMPANY
      PURPOSE           :  PUBLIC UTILITIES
      EFFECTS           :  NORTHEASTERLY 90.22 FEET

      THE RIGHT TO THIN AND REMOVE TREES AS RESERVED IN THE ABOVE MENTIONED INSTRUMENT.

      SAID EASEMENT WAS ALSO RECORDED IN BOOK 2053 OF DEEDS, PAGE 245.

5. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION
      BY                :  WINDSOR LAND COMPANY, A PARTNERSHIP
      RECORDED          :  JUNE 20, 1966, REEL 1790, IMAGE 422, OFFICIAL RECORDS

      CONTAINS NO REVERSIONARY CLAUSE.

      CONTAINS NO MORTGAGEE PROTECTION CLAUSE.

      MODIFICATION AND/OR AMENDMENT THEREOF, RECORDED NOVEMBER 14, 1966, REEL 1872, IMAGE 60, OFFICIAL RECORDS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.

      MODIFICATION AND/OR AMENDMENT THEREOF, RECORDED AUGUST 7, 1974, REEL 3747, IMAGE 4899 OFFICIAL RECORDS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN.


                                   EXHIBIT "D"

ORDER NO. 16088


6. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION

      BY               :  WINDSOR LAND COMPANY
      RECORDED         :  NOVEMBER 29, 1968, REEL 2301, IMAGE 419, OFFICIAL
                          RECORDS

7. DECLARATION OF COVENANT TO PROVIDE RECIPROCAL EASEMENTS MADE BY CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIPS RECORDED MAY 6, 1976, REEL 4356, IMAGE 513, OFFICIAL RECORDS.

8.    EASEMENT FOR OPEN SPACE AND ACCESS, AS SHOWN UPON THE FILED MAP.

      AFFECTS:    NORTHWESTERLY 30' AND THE SOUTHEASTERLY 30' OF SAID LAND

9.    UNRECORDED LEASE UPON THE TERMS, COVENANTS, AND CONDITIONS PROVIDED
      THEREIN
      LESSOR           :  CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP
      LESSEE           :  PRUDENTIAL INSURANCE COMPANY OF ALAMEDA, A NEW JERSEY
                          CORPORATION
      DISCLOSED BY     :  ASSIGNMENT OF LEASE OF AGREEMENT
      RECORDED         :  DECEMBER 2, 1977, REEL 5163, IMAGE 18, OFFICIAL
                          RECORDS, SERIES NO. 77-23874

10.   DEED OF TRUST TO SECURE AN INDEBTEDNESS OF $l,050,000.00.

      DATED            :  NOVEMBER 28, 1977
      TRUSTOR          :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
      TRUSTEE          :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                          CORPORATION
      BENEFICIARY      :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                          CORPORATION
      ADDRESS          :  555 CALIFORNIA ST., 24TH FL., SAN FRANCISCO, CALIF.
                          94104
      LOAN NO.         :  2 169 512
      RECORDED         :  DECEMBER 2, 1977, REEL 5163, IMAGE 12, OFFICIAL
                          RECORDS, SERIES NO. 77-238373

      AS ADDITIONAL SECURITY FOR SUCH DEED OF TRUST THE LESSOR'S INTEREST UNDER THE LEASE REFERRED TO IN ITEM NO. 9 ABOVE WERE ASSIGNED TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA BY INSTRUMENT RECORDED DECEMBER 2, 1977, REEL 5163, IMAGE 18, ALAMEDA COUNTY RECORDS.


                                   EXHIBIT "D"

ORDER NO, 16088




11. EASEMENT FOR OPEN SPACE AND VEHICULAR ACCESS AND THE INCIDENTS THERETO, WHICH ENCUMBERS THE LAND DESCRIBED HEREIN, AS CREATED IN THAT CERTAIN DEED OF TRUST

      EXECUTED BY       :  CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP
      RECORDED          :  DECEMBER 2, 1977, REEL 5163, IMAGE 12, OFFICIAL
                           RECORDS
      AFFECTS           :  NORTHWESTERLY AND SOUTHEASTERLY 30 FEET

      UPON RECONVEYANCE OF SAID DEED OF TRUST THIS EASEMENT WILL BE EXTINGUISHED OF RECORD.

      INQUIRY OF THE VESTEE SHOULD BE HAD AS TO ITS DESIRE TO PERMANENTLY CREATE THIS SERVITUDE.


                                   EXHIBIT "D"

2354 DAVIS AVENUE





1.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT    :  $10,209.56 OPEN
      2ND INSTALLMENT    :  $10,209.56 OPEN
      LAND               :  $290,887.00
      IMPROVEMENTS       :  $l,347,896.00
      PERSONAL PPTY.     :  $13,381.00
      A.P. NO.           :  439-0058-015-02
      CODE AREA          :  25-005

2.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984   - 1985
      1ST INSTALLMENT    :  NO TAXES DUE
      2ND INSTALLMENT    :  NO TAXES DUE
      LAND               :  NONE
      IMPROVEMENTS       :  NONE
      PERSONAL PPTY.     :  NONE
      A.P. NO.           :  439-0058-015-01
      CODE AREA          :  25-005








4. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

5. COVENANTS, CONDITIONS AND RESTRICTIONS OF THE RUSSELL CITY REDEVELOPMENT PROJECT, APPROVED ON FEBRUARY 5, 1956, AND ADOPTED BY ORDINANCE NO. 775 ON APRIL 9, 1963, BY THE BOARD OF SUPERVISORS OF ALAMEDA COUNTY. THE STATEMENT OF INSTITUTION OF PROCEEDINGS THEREFORE WAS RECORDED APRIL 24, 1963, REEL 864, IMAGE 68, OFFICIAL RECORDS, INSTRUMENT NO. AU-69404. SAID COVENANTS, CONDITION AND RESTRICTIONS WERE CONTAINED IN AN INSTRUMENT JANUARY 23, 1967, REEL 1905, IMAGE 425, OFFICIAL RECORDS.

6. COVENANTS, CONDITIONS AND RESTRICTIONS AS SET FORTH IN A DECLARATION OF RESTRICTIONS, BY DELETING THEREFROM ANY RESTRICTIONS WHICH ARE BASED UPON RACE, COLOR, RELIGION, SEX OR NATIONAL ORIGIN, RECORDED JANUARY 21, 1969, REEL 2331, IMAGE 228, OFFICIAL RECORDS.

      SAID RESTRICTIONS WERE IMPOSED UPON PREMISES BY INSTRUMENT RECORDED APRIL 25, 1969, REEL 2390, IMAGE 183, SERIES NO. 69-45885, ALAMEDA COUNTY RECORDS.


                                   EXHIBIT "D"

ORDER NO. 16082




7.    EASEMENT FOR PUBLIC UTILITY PURPOSE, AS SHOWN UPON THE FILED MAP.
      AFFECTS           :  THE SOUTHERN 10 FEET AND THE NORTHERN 5 FEET OF
                           PARCEL 1 OF PREMISES.

8.    EASEMENT FOR RAILROAD PURPOSES, AS SHOWN UPON THE FILED MAP.
      AFFECTS           :  THE NORTHERN 30 FEET OF THE SOUTHERN 40 FEET OF
                           PARCEL 1 OF PREMISES.

9.    EASEMENT FOR STORM DRAINAGE PURPOSES, AS SHOWN UPON THE FILED MAP.
      AFFECTS           :  THE EASTERN 10 FEET OF PARCEL 1 OF PREMISES.

10. EASEMENT FOR STORM DRAINAGE PURPOSES AND INCIDENTAL PURPOSES, AS CONVEYED TO CITY OF HAYWARD, BY INSTRUMENT RECORDED MARCH 11, 1970, REEL 2580, IMAGE 105, INSTRUMENT NO. 25482, OF OFFICIAL RECORDS.

      AFFECTS           :  THE WESTERN 5 FEET OF THE EASTERN 15 FEET OF PARCEL 1
                           OF PREMISES

1l. EASEMENT FOR STORM DRAINAGE PURPOSES AND INCIDENTAL PURPOSES, AS RESERVED IN THE DEED FROM CABOT, CABOT & FORBES HAYWARD PROPERTIES, INC., RECORDED MARCH 16, 1970, REEL 2582, IMAGE 576 INSTRUMENT NO. 27209 OF OFFICIAL RECORDS.

      AFFECTS           :  THE WESTERN 5 FEET OF THE EASTERN 15 FEET OF PARCEL 1
                           OF PREMISES.

12. EASEMENT FOR RAILROAD PURPOSES AND INCIDENTAL PURPOSES, AS RESERVED IN THE DEED FROM CABOT, CABOT & FORBES HAYWARD PROPERTIES, INC., RECORDED MARCH 16, 1970 REEL 2582, IMAGE 576 INSTRUMENT NO. 27209, OF OFFICIAL RECORDS.

      AFFECTS           :  THE NORTHERN 30 FEET OF THE SOUTHERN 40 FEET OF
                           PARCEL 1 OF PREMISES.

13.   UNRECORDED LEASE UPON THE TERMS, COVENANTS, AND CONDITIONS PROVIDED
      THEREIN,
      LESSOR            :  CHARLES KING & ASSOCIATES, A GENERAL PARTNERSHIP
      LESSEE            :  ANCHOR HOCKING CORPORATION, A DELAWARE CORPORATION
      DISCLOSED BY      :  ASSIGNMENT OF LEASE AND AGREEMENT
      RECORDED          :  SEPTEMBER 27, 1971, REEL 2958, IMAGE 248, OFFICIAL
                           RECORDS.


                                   EXHIBIT "D"

ORDER NO. 16082




15. DEED OF TRUST TO    SECURE AN INDEBTEDNESS OF $1275,000.00.

      DATED             :  SEPTEMBER 2, 1971
      TRUSTOR           :  CHARLES KING AND ASSOCIATES, A GENERAL PARTNERSHIP
      TRUSTEE           :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                           CORPORATION
      BENEFICIARY       :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                           CORPORATION
      ADDRESS           :  555 CALIFORNIA ST., 24TH FL., SAN FRANCISCO,
                           CALIFORNIA 94104
      LOAN NO.          :  NOT SHOWN
      RECORDED          :  SEPTEMBER 27, 1971, REEL 2958, IMAGE 242, OFFICIAL
                           RECORDS.

      SAID DEED OF TRUST HAS BEEN SUBORDINATED TO THE LEASE IN EXCEPTION NO. 17, HEREIN BY INSTRUMENT RECORDED AUGUST 17, 1973, REEL 3491, IMAGE 31, OFFICIAL RECORDS.

      AS ADDITIONAL SECURITY FOR SUCH DEED OF TRUST, THE LESSOR'S INTEREST UNDER THE LEASES REFERRED TO IN ITEMS NO. 13 AND 14 ABOVE WERE ASSIGNED TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA BY INSTRUMENTS RECORDED SEPTEMBER 27, 1971, IN REEL 2958, IMAGE 248 AND REEL 2958, IMAGE 252, OFFICIAL RECORDS.

16. EASEMENT FOR RAILROAD, TRANSPORTATION AND COMMUNICATION PURPOSES AND INCIDENTAL PURPOSES, AS CONVEYED TO SOUTHERN PACIFIC TRANSPORTATION COMPANY, A CORPORATION, BY INSTRUMENT RECORDED JULY 3, 1973, REEL 3455, IMAGE 337, OF OFFICIAL RECORDS.

      AFFECTS :  THE SOUTHERLY PORTION OF PREMISES..

17.   LEASE FOR THE TERM AND UPON THE TERMS AND CONDITIONS CONTAINED THEREIN
      DATED             :  AUGUST 4, 1973
      LESSOR            :  CHARLES KING AND ASSOCIATES, A CALIFORNIA GENERAL
                           PARTNERSHIP
      LESSEE            :  UNITED GROCERS, LTD., A CALIFORNIA CORPORATION
      TERM              :  5 YEARS

      AS DISCLOSED BY THAT CERTAIN SHORT FORM LEASE, MADE BY AND BETWEEN SAID PARTIES, RECORDED AUGUST 17, 1973, REEL 3491, IMAGE 26, OFFICIAL RECORDS.

      SAID LEASE CONTAINS PROVISIONS FOR RENEWALS.


                                   EXHIBIT "D"

ORDER NO. 16085

2376 DAVIS AVENUE





1.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT   :  $8,688,06 OPEN
      2ND INSTALLMENT   :  $8,688.06 OPEN
      LAND              :  $234,195.00
      IMPROVEMENTS      :  $1,160,915.00
      PERSONAL PPTY.    :  $13,38l.00
      A.P. NO.          :  439-0058-016-02
      CODE AREA         :  25-005

2.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT   :  NO TAXES DUE
      2ND INSTALLMENT   :  NO TAXES DUE
      LAND              :  NONE
      IMPROVEMENTS      :  NONE
      PERSONAL PPTY.    :  NONE
      A.P. NO.          :  439-0058-016-0l
      CODE AREA         :  25-005







4. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

5. COVENANTS, CONDITIONS AND RESTRICTIONS OF THE RUSSELL CITY REDEVELOPMENT PROJECT, APPROVED ON FEBRUARY 5, 1956, AND ADOPTED BY ORDINANCE NO. 775 ON APRIL 9, 1963, BY THE BOARD OF SUPERVISORS OF ALAMEDA COUNTY. THE STATEMENT OF INSTITUTION OF PROCEEDINGS THEREFORE WAS RECORDED APRIL 24, 1963, REEL 864, IMAGE 68, OFFICIAL RECORDS, INSTRUMENT NO. AU/69404. SAID COVENANTS, CONDITION AND RESTRICTIONS WERE CONTAINED IN AN INSTRUMENT JANUARY 23, 1967, REEL 1905, IMAGE 425, OFFICIAL RECORDS.

6. COVENANTS, CONDITIONS AND RESTRICTIONS AS SET FORTH IN A DECLARATION OF RESTRICTIONS, BUT DELETING THEREFROM ANY RESTRICTIONS WHICH ARE BASED UPON RACE, COLOR, RELIGION, SEX OR NATIONAL ORIGIN, RECORDED JANUARY 21, 1969, REEL 2331, IMAGE 2289, OF OFFICIAL RECORDS.

      SAID RESTRICTIONS WERE IMPOSED UPON PREMISES BY INSTRUMENT RECORDED APRIL 25, 1969, ON REEL 2390, IMAGE 183, INSTRUMENT NO. 45885 ALAMEDA COUNTY RECORDS.


                                   EXHIBIT "D"

ORDER NO. 16085




7.    EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
      FOR               :  PUBLIC UTILITIES
      AFFECTS           :  THE SOUTHERN 10 FEET, THE WESTERN 5 FEET AND THE
                           NORTHERN 5 FEET OF PREMISES

8.    EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
      FOR               :  RAILROAD PURPOSES
      AFFECTS           :  THE NORTHERN 30 FEET OF THE SOUTHERN 40 FEET OF
                           PREMISES

9. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION

      BY                :  CABOT, CABOT AND FORBES, HAYWARD PROPERTIES, INC., A
                           DELAWARE CORPORATION
      RECORDED          :  MARCH 31, 1971, REEL 2819, IMAGE 88, OFFICIAL
                           RECORDS

10.   DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
      AMOUNT            :  $1,225,000.00
      DATED             :  MARCH 7, 1972
      TRUSTOR           :  CHARLES KING & ASSOCIATES, A GENERAL PARTNERSHIP
      TRUSTEE           :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                           CORPORATION
      BENEFICIARY       :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                           CORPORATION
      ADDRESS           :  555 CALIFORNIA ST., 24TH FLOOR, SAN FRANCISCO, CALIF.
                           94104
      LOAN NO.          :  2 166 405
      RECORDED          :  MARCH 21, 1972, REEL 3086, IMAGE 605, SERIES NO.
                           72-36003, OFFICIAL RECORDS

      AS ADDITIONAL SECURITY FOR THE OBLIGATION SECURED BY SAID INSTRUMENT, THE LESSOR'S INTEREST IN THE LEASE REFERRED TO IN EXCEPTION NO. 11 HEREIN WAS ASSIGNED TO SAID BENEFICIARY BY INSTRUMENT RECORDED MARCH 21, 1972, REEL 3086, IMAGE 610, SERIES NO. 72-36004, OFFICIAL RECORDS.

      SAID DEED OF TRUST WAS MODIFIED BY INSTRUMENT RECORDED MARCH 16, 1973, REEL 3365, IMAGE 515, OFFICIAL RECORDS.

ll.   UNRECORDED LEASE UPON THE TERMS AND CONDITIONS CONTAINED THEREIN
      LESSOR            :  CHARLES KING & ASSOCIATES, A GENERAL PARTNERSHIP
      LESSEE            :  CHARLES W. KING, JR.  AND CAROL ANNE KING, HIS WIFE
      DISCLOSED BY      :  ASSIGNMENT OF LEASE AND AGREEMENT
      RECORDED          :  MARCH 21, 1972, REEL 3086, IMAGE 610, OFFICIAL
                           RECORDS.


                                   EXHIBIT "D"

ORDER NO. 16085




12. EASEMENT FOR RAILROAD, TRANSPORTATION AND COMMUNICATION PURPOSES AND INCIDENTAL PURPOSES, AS CONVEYED TO SOUTHERN PACIFIC TRANSPORTATION COMPANY, A CORPORATION, BY INSTRUMENT RECORDED JULY 3, 1973, REEL 3455, IMAGE 337, OF OFFICIAL RECORDS.

      AFFECTS           :  THE SOUTHERLY PORTION OF PREMISES..


                                   EXHIBIT "D"

ORDER No. 16089
20389 CORSAIR BOULEVARD






1A.   COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT:  $7,375.98 OPEN
      2ND INSTALLMENT:  $7,375.98 OPEN
      LAND           :  $166,451.00
      IMPROVEMENTS   :  $804,279,00
      A.P. No.       :  432-0114-019
      CODE AREA      :  25-060

1B.   COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT:  $4,623.24 OPEN
      2ND INSTALLMENT:  $4,623.24 OPEN
      LAND           : -$41.00
      IMPROVEMENTS   :  $788,520.00
      A.P. NO.       :  432-0114-019
      CODE AREA      :  25-060
      REASON         :  ESCAPED ASSESSMENT
      ACTION         :  ESCAPED ASSESSMENT       1983

lC.   COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT:  $4,615.80 OPEN
      2ND INSTALLMENT:  $4,615.80 OPEN
      LAND           : -$28.00
      IMPROVEMENTS   :  $780,716.00
      A.P. NO.       :  432-0114-019
      CODE AREA      :  25-060
      REASON         :  ESCAPED ASSESSMENT
      ACTION         :  ESCAPED ASSESSMENT 1982

1D.   COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT:  $4,509.59 OPEN
      2ND INSTALLMENT:  $4,509.59 OPEN
      LAND           : -$31.00
      IMPROVEMENTS   :  $765,408.00
      A.P. NO.       :  432-0114-019
      CODE AREA      :  23-060
      REASON         :  ESCAPED ASSESSMENT
      ACTION         :  ESCAPED ASSESSMENT 1981

1E.   COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT:  $4,814.93 OPEN
      2ND INSTALLMENT:  $4,814.93 OPEN
      IMPROVEMENTS   :  $750,400.00
      A.P. NO.       :  432-0114-019
      CODE AREA      :  25-060
      REASON         :  ESCAPED ASSESSMENT
      ACTION         :  ESCAPED ASSESSMENT 1980


                                   EXHIBIT "D"

ORDER NO. 16089




3.    ASSESSMENT FOR HAYWARD AIR TERMINAL UNDER ACT 1915
      ASSESSMENT NO. 62, SERIES J
      ISSUED JANUARY 1, 1970 FOR (NOT SHOWN) PAYABLE IN 50 INSTALLMENTS WITH COUNTY TAXES. ALL AMOUNTS PAID TO AND INCLUDING 2ND INSTALLMENT OF 1983 - 1984 TAXES. AMOUNT TO PAY IN FULL (NOT INCLUDING AMOUNTS PAYABLE WITH 1984
      - 1985 TAX INSTALLMENTS) (SEE ASST.#61) WHICH INCLUDES (NOT SHOWN) PRINCIPAL AND (NOT SHOWN) INTEREST IF PAID PRIOR TO AUGUST 1, 1985. SAID BOND PAYABLE TO CITY OF HAYWARD.

4.    ASSESSMENT FOR HAYWARD AIR TERMINAL UNDER ACT 1915
      ASSESSMENT NO. 6l (SEE NOTE), SERIES J
      ISSUED JANUARY 1, 1970 FOR $46,150.52 PAYABLE IN 50 INSTALLMENTS WITH COUNTY TAXES. ALL AMOUNTS PAID TO AND INCLUDING 2ND INSTALLMENT OF 1983 - 1984 TAXES. AMOUNT TO PAY IN FULL (NOT INCLUDING AMOUNTS PAYABLE WITH 1984
      - 1985 TAX INSTALLMENTS) $23,517,84 WHICH INCLUDES $18,674.46 PRINCIPAL AND $4,843.38 INTEREST IF PAID PRIOR TO AUGUST 1, 1985. SAID BOND PAYABLE TO CITY OF HAYWARD.

      NOTE: ASST. #61 AND 62 ARE COMBINED.

5. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

6. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION, SEX OR NATIONAL ORIGIN, CONTAINED IN THE DEED

      EXECUTED BY       :  CITY OF HAYWARD, A MUNICIPAL CORPORATION
      RECORDED          :  JANUARY 16, 1967, REEL 1902, IMAGE 397, SERIES NO.
                           AZ-4478, OFFICIAL RECORDS

7.    EASEMENT AS CONTAINED IN THE DECLARATION ABOVE REFERRED TO AS FOLLOWS:
      FOR               :  RIGHT OF FLIGHT FOR PASSAGE OF AIRCRAFT
      AFFECTS           :  PORTION OF AIRSPACE


                                   EXHIBIT "D"

ORDER NO. 16089




8.    COVENANTS, CONDITIONS AND RESTRICTIONS IN THE DECLARATION OF RESTRICTIONS
      EXECUTED BY       :  CABOT, CABOT & FORBES HAYWARD, PROPERTIES, INC.
      RECORDED          :  JUNE 6, 1967, REEL 1975, IMAGE 605, SERIES NO.
                           AZ-52801, OFFICIAL RECORDS

      RESTRICTIONS, IF ANY, BASED UPON RACE, COLOR, RELIGION OR NATIONAL ORIGIN ARE DELETED.

      AND RE-RECORDED: JUNE 14, 1967, REEL 1980, IMAGE 934, SERIES NO. AZ-56218, OFFICIAL RECORDS

      SAID COVENANTS, CONDITIONS AND RESTRICTIONS WERE IMPOSED UPON PREMISES BY INSTRUMENT RECORDED MAY 15, 1969, ON REEL 2402, IMAGE 690, SERIES NO. 54120, ALAMEDA COUNTY RECORDS.

      SAID COVENANTS, CONDITIONS AND RESTRICTIONS HAVE BEEN INCORPORATED BY REFERENCE THERETO IN A DEED

      EXECUTED BY       :  CABOT, CABOT & FORBES HAYWARD PROPERTIES, INC., A
                           DELAWARE CORPORATION
      RECORDED          :  DECEMBER 26, 1969, REEL 2539, IMAGE 25, SERIES NO.
                           69-15699, OFFICIAL RECORDS

9.    EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
      FOR               :  PUBLIC UTILITIES
      AFFECTS           :  NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY 5 FEET OF
                           PREMISES

10.   DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
      AMOUNT            :  $805,000.00
      DATED             :  AUGUST 2, 1978
      TRUSTOR           :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
      TRUSTEE           :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                           CORPORATION
      BENEFICIARY       :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                           CORPORATION
      ADDRESS           :  533 CALIFORNIA ST., 24TH FL., SAN FRANCISCO, CALIF.
                           94104
      LOAN NO.          :  2 169 653
      RECORDED          :  AUGUST 9, 1978, REEL 5524, IMAGE 433, SERIES NO.
                           78-152841, OFFICIAL RECORDS


                                   EXHIBIT "D"

ORDER NO. 16089




      AS ADDITIONAL SECURITY FOR THE OBLIGATION SECURED BY SAID INSTRUMENT, THE LESSORS INTEREST IN THE LEASE(S) REFERRED TO IN EXCEPTION NO. 11 HEREIN WAS ASSIGNED TO SAID BENEFICIARY BY INSTRUMENT RECORDED AUGUST 9, 1978, REEL 5524, IMAGE 438, OFFICIAL RECORDS.

11.   UNRECORDED LEASE UPON THE TERMS AND CONDITIONS CONTAINED THEREIN
      LESSOR            :  CHARLES KING & ASSOCIATES, A LIMITED PARTNERSHIP
      LESSEE            :  SHAKLEE CORPORATION, A CALIFORNIA CORPORATION
      DISCLOSED BY      :  ASSIGNMENT OF LEASE AND AGREEMENT
      RECORDED          :  AUGUST 9, 1978, REEL 5524, IMAGE 438, SERIES NO.
                           78-152842, OFFICIAL RECORDS


                                   EXHIBIT "D"

ORDER NO. 16090

21118 CABOT BOULEVARD





1.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT   :  $13,432.13 OPEN
      2ND INSTALLMENT   :  $13,432.13 OPEN
      LAND              :  $243,127.00
      IMPROVEMENTS      :  S1,442,280.00
      PERSONAL PPTY.    :  $30,739.00
      A.P. NO.          :  439-0035-027-02
      CODE AREA         :  25-028

2.    COUNTY AND CITY TAXES FOR THE FISCAL YEAR 1984 - 1985
      1ST INSTALLMENT   :  NO TAXES DUE
      2ND INSTALLMENT   :  NO TAXES DUE
      A.P. NO.          :  439-0035-027-01
      CODE AREA         :  25-028








4. THE LIEN OF SUPPLEMENTAL REAL PROPERTY TAXES, IF ANY, ASSESSED PURSUANT TO CHAPTER 498, 1983 STATUTES OF THE STATE OF CALIFORNIA, WHICH CHAPTER BECAME LAW ON JULY 29TH, 1983.

5. ASSESSMENT FOR LOC. IMP. DIST. #9 UNDER ACT OF 1915 ASSESSMENT NO. 4 (RE-SEGREGATED) SERIES CC PH.I ISSUED JULY 25, 1977 FOR $49,926.90 PAYABLE IN 40 INSTALLMENTS WITH COUNTY TAXES. SAID BOND PAYABLE TO CITY OF HAYWARD. PAID THROUGH 1978 - 1979 TAXES AMOUNT TO PAY IN FULL S46,126.15 WHICH INCLUDES $45,776.91 PRINCIPAL AND 20.39 INTEREST IF PAID PRIOR TO AUGUST 1, 1982. PREPAYMENT PENALTY $228.85 BOND CALL CHARGE $100.00

      (UPDATED BOND INFORMATION TO FOLLOW)

6.    EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
      FOR               :  PUBLIC UTILITIES
      AFFECTS           :  WESTERLY 10 FEET OF PREMISES

7. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
      RECORDED          :  OCTOBER 19, 1977, REEL 5098, IMAGE 746, OFFICIAL
                           RECORDS
      GRANTED TO        :  THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY
      PURPOSE           :  UNDERGROUND CONDUITS, PIPES
      AFFECTS           :  WESTERLY 10 FEET OF PREMISES


                                   EXHIBIT "D"

ORDER NO. 16090


8.    EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
      FOR               :  RAILROAD
      AFFECTS           :  SOUTHEAST 15 FEET OF PREMISES

9.    EASEMENT AS FOLLOWS AS SHOWN ON THE FILED MAP
      FOR               :  BUILDING SETBACK
      AFFECTS           :  THE SOUTHEAST 30 FEET OF PREMISES

10. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
      RECORDED          :  MAY 2, 1978, REEL 5373, IMAGE 294, OFFICIAL
                           RECORDS
      GRANTED TO        :  SOUTHERN PACIFIC TRANSPORTATION COMPANY, A
                           DELAWARE CORPORATION
      PURPOSE           :  RAILROAD, TRANSPORTATION AND COMMUNICATION
                           PURPOSES
      AFFECTS           :  EASTERN PORTION OF PREMISES

      TERMS AND CONDITIONS CONTAINED IN THE INSTRUMENT LAST ABOVE REFERRED TO

11. COVENANTS, CONDITIONS AND RESTRICTIONS, BUT DELETING RESTRICTIONS, IF ANY, BASED ON RACE, COLOR, RELIGION OR NATIONAL ORIGIN, CONTAINED IN THE DECLARATION

      BY                :  CROCKER LAND COMPANY, A CALIFORNIA CORPORATION
      RECORDED          :  JULY 7, 1978, SERIES NO. 78-129034, OFFICIAL RECORDS

      CONTAINS NO REVERSIONARY CLAUSE.

      CONTAINS A MORTGAGEE PROTECTION CLAUSE.

12. EASEMENT FOR THE PURPOSES STATED HEREIN AND INCIDENTAL PURPOSES AS CREATED IN THAT CERTAIN INSTRUMENT
      RECORDED          :  JULY 7, 1978, SERIES NO. 78-129035, OFFICIAL RECORDS
      RESERVED BY       :  CROCKER LAND COMPANY, A CORPORATION
      PURPOSE           :  A STORM DRAINAGE PIPE LINE
      AFFECTS           :  SOUTHERLY PORTION OF PREMISES

      TERMS AND CONDITIONS CONTAINED IN THE INSTRUMENT LAST ABOVE REFERRED TO.

13.   DEED OF TRUST TO SECURE AN INDEBTEDNESS OF
      AMOUNT            :  $1,300,000.00
      DATED             :  JULY 5, 1978
      TRUSTOR           :  CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP
      TRUSTEE           :  TITLE INSURANCE AND TRUST COMPANY, A CALIFORNIA
                           CORPORATION
      BENEFICIARY       :  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A
                           CORPORATION
      ADDRESS           :  745 BROAD STREET, NEWARK, NEW JERSEY
      LOAN NO.          :  2 169 643
      RECORDED          :  JULY 7, 1978, REEL 5475, IMAGE 120, SERIES NO.
                           78-129036, OFFICIAL RECORDS


                                   EXHIBIT "D"

ORDER NO. 16090




      AS ADDITIONAL SECURITY FOR THE OBLIGATION SECURED BY SAID INSTRUMENT, THE LESSORS INTEREST IN THE LEASE REFERRED TO IN EXCEPTION NO. 14 HEREIN WAS ASSIGNED TO SAID BENEFICIARY BY INSTRUMENT RECORDED JULY 7, 1978, REEL 5475, IMAGE 125, OFFICIAL RECORDS

14.   UNRECORDED LEASE UPON THE TERMS AND CONDITIONS CONTAINED THEREIN
      LESSOR            :  CHARLES KING AND ASSOCIATES, A LIMITED PARTNERSHIP
      LESSEE            :  CLASS CONTAINERS CORPORATION
      DISCLOSED BY      :  ASSIGNMENT OF LEASE AND AGREEMENT
      RECORDED          :  JULY 79 1978, REEL 3475, IMAGE 125, SERIES NO.
                           78-129037, OFFICIAL RECORDS


                                   EXHIBIT "D"

                                   EXHIBIT "E"

                            DESCRIPTION OF FACILITIES


            The Facilities consist of a 21,185 square foot building located on a
      1.445 acre site. The building is of reinforced masonry and steel frame construction with a brick exterior. It includes 1,500 square feet of air-conditioned office area and a radiation cell comprising 3,000 square feet. The radiation cell is a monolithically poured, reinforced concrete structure, with walls and roof being six feet thick, covering a 23-foot deep, stainless steel lined, water pool. The balance of the building is used for storage, loading and shipping materials.

            The building site includes ample on-site parking and a loading dock to the rear of the building. There are 9,000 feet of contoured landscaping in front of the building, and four to twenty feet of landscaping along the sides of the site.

            The principal installed equipment consists of a computer-controlled conveyor system and a quantity of Cobalt-60. The business of the Company is to utilize the Cobalt-60 to sterilize materials--primarily medical supplies--manufactured by other companies. The process also has potential applications for sterilizing foodstuffs.


                                   EXHIBIT "E"

                                   EXHIBIT "F"


a.    All taxes for years subsequent to 1983.

b. Protective Covenants for Snapfinger Woods Industrial Park as contained in instrument dated December 13, 1973, recorded in Deed Book 3147, Page 235, DeKalb County, Georgia, records.

c. 75 foot front building line restriction as shown on plat of survey by Tri-County Land Surveying and Boggus & Associates, Engineers, dated October 7, 1983, and last revised October 31, 1983.

d.    All zoning ordinances affecting the property.

e.    General utility, sewer and drainage easements affecting the property.


                                   EXHIBIT "F"

                          [WELLS FARGO BANK LETTERHEAD]

                           REVOCABLE STANDING APPROVAL
                          OF BOND PROCEED DISBURSEMENTS


                                          March 20, 1985

Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271-0181
Attention:    Corporate Trust Administration

          Re: $5,250,000 Development Authority of DeKalb County Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985

Ladies and Gentlemen:

      Pursuant to Section 3.3 of that certain Loan Agreement, dated March 1, 1985 (the "Loan Agreement"), between the Development Authority of DeKalb County ("Issuer") and Radiation Sterilizers, Incorporated ("Borrower"), relating to the disbursement (collectively, "Disbursements") of the sale proceeds of the above-referenced bonds, our approval is required for each Disbursement. Pursuant to that certain Letter of Credit Agreement dated March 1, 1985 (the "Reimbursement Agreement"), between Borrower and us, Borrower has represented and warranted that each of the conditions to disbursement set forth in Exhibit "B" to the Reimbursement Agreement (the "Conditions to Disbursement" has been fulfilled.

      This letter shall constitute our standing approval to all Disbursements requested by Borrower, as required pursuant to Section 5.2 of the Reimbursement Agreement, This approval shall be revoked (a) automatically, without notice, in the event that you learn, or (b) upon written or telephonic notice to you that we have learned, that any Condition to Disbursement was not on the date of this Agreement, or has since ceased to be, fulfilled.

                                           Very truly yours,

                                           WELLS FARGO BANK, N.A.


                                           /s/ George Huxtable
                                           --------------------------
                                           George Huxtable
                                           Vice President